                                                                   EXHIBIT 10.13


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                                    INDENTURE

                                      among

                        T & W FUNDING COMPANY IV, L.L.C.

                                   ("Issuer")



                                       and



                               T & W LEASING, INC.

                                  ("Servicer")



                                       and



                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                  ("Indenture Trustee" and "Back-up Servicer")





                            Dated as of July 1, 1995



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
                                TABLE OF CONTENTS

GRANTING CLAUSE       1


ARTICLE I             DEFINITIONS ......................................................  2

      Section 1.01.       Definitions ..................................................  2

ARTICLE II            NOTE FORM ........................................................ 20

      Section 2.01.       Form Generally ............................................... 20
      Section 2.02.       Form of Fixed Rate Note ...................................... 20
      Section 2.03.       Form of Floating Rate Note ................................... 28

ARTICLE III           THE NOTES ........................................................ 36

      Section 3.01.       Denomination ................................................. 36
      Section 3.02.       Execution, Authentication, Delivery and Dating ............... 36
      Section 3.03.       Temporary Notes .............................................. 36
      Section 3.04.       Registration, Registration of Transfer and Exchange .......... 37
      Section 3.05.       Limitation on Transfer and Exchange .......................... 38
      Section 3.06.       Mutilated, Destroyed, Lost or Stolen Note .................... 38
      Section 3.07.       Payment of Principal and Interest; Principal and Interest
                          Rights Preserved; Calculation of Floating Interest Rate ...... 39
      Section 3.08.       Fixed Rate Notes; Floating Rate Notes; Conversion to
                          Fixed Rate Notes; Minimum Funding Amounts .................... 41
      Section 3.09.       Persons Deemed Owner ......................................... 42
      Section 3.10.       Cancellation ................................................. 42

ARTICLE IV            ORIGINAL ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL .......... 42

      Section 4.01.       Conditions to Issuance of Notes .............................. 42
      Section 4.02.       Security for Notes ........................................... 46
      Section 4.03.       Substitution and Purchase of Lease Receivables ............... 47
      Section 4.04.       Releases ..................................................... 49
      Section 4.05.       Trust Estate ................................................. 49
      Section 4.06.       Notice of Release ............................................ 49

ARTICLE V             SATISFACTION AND DISCHARGE ....................................... 50

      Section 5.01.       Satisfaction and Discharge of Indenture ...................... 50
      Section 5.02.       Application of Trust Money ................................... 50

ARTICLE VI            DEFAULTS AND REMEDIES ............................................ 51

      Section 6.01.       Events of Defaults ........................................... 51
      Section 6.02.       Acceleration of Maturity; Rescission and Annulment ........... 52
      Section 6.03.       Collection of Indebtedness and Suits for Enforcement by
                          Indenture Trustee ............................................ 53
      Section 6.04.       Remedies ..................................................... 53
      Section 6.05.       Optional Preservation of Trust Estate ........................ 54
      Section 6.06.       Indenture Trustee May File Proofs of Claim ................... 54
      Section 6.07.       Indenture Trustee May Enforce Claim Without
                          Possession of Notes .......................................... 55
      Section 6.08.       Application of Money Collected ............................... 56
      Section 6.09.       Limitation on Suits .......................................... 57
      Section 6.10.       Unconditional Right of Noteholders to Receive Principal
                          and Interest ................................................. 57
      Section 6.11.       Restoration of Rights and Remedies ........................... 58
      Section 6.12.       Rights and Remedies Cumulative ............................... 58
      Section 6.13.       Delay or Omission; Not Waiver ................................ 58
      Section 6.14.       Control by Noteholders ....................................... 58
      Section 6.15.       Waiver of Past Defaults ...................................... 59
      Section 6.16.       Undertaking for Costs ........................................ 59
      Section 6.17.       Waiver of Stay or Extension Laws ............................. 59
      Section 6.18.       Sale of Trust Estate ......................................... 60
      Section 6.19.       Action on Notes .............................................. 61

ARTICLE VII           THE INDENTURE TRUSTEE ............................................ 61

      Section 7.01.       Certain Duties and Responsibilities .......................... 61
      Section 7.02.       Notice of Default ............................................ 63
      Section 7.03.       Certain Rights of Indenture Trustee .......................... 63
      Section 7.04.       Not Responsible for Recitals or Issuance of Notes ............ 64
      Section 7.05.       May Hold Notes ............................................... 65
      Section 7.06.       Money Held in Trust .......................................... 65
      Section 7.07.       Compensation and Reimbursement ............................... 65
      Section 7.08.       Corporate Trustee Required; Eligibility ...................... 66
      Section 7.09.       Resignation and Removal ...................................... 67
      Section 7.10.       Acceptance of Appointment by Successor ....................... 68
      Section 7.11.       Merger, Conversion, Consolidation or Succession to
                          Business of Indenture Trustee ................................ 68
      Section 7.12.       Co-Indenture Trustees and Separate Indenture Trustees ........ 68
      Section 7.13.       Rights with Respect to the Servicer .......................... 70


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
      Section 7.14.       Appointment of Authenticating Agent .......................... 70
      Section 7.15.       Indenture Trustee to Hold Leases ............................. 71

ARTICLE VIII          THE POLICY ....................................................... 72

      Section 8.01.       Payments under the Policy .................................... 72

ARTICLE IX            SUPPLEMENTAL INDENTURES .......................................... 72

      Section 9.01.       Supplemental Indentures Without Consent of Noteholders ....... 72
      Section 9.02.       Supplemental Indentures with Consent of Noteholders .......... 73
      Section 9.03.       Execution of Supplemental Indentures ......................... 75
      Section 9.04.       Effect of Supplemental Indentures ............................ 75
      Section 9.05.       Reference in Notes to Supplemental Indentures ................ 75

ARTICLE X             REDEMPTION OF NOTES .............................................. 75

      Section 10.01.         Redemption at the Option of the Issuer; Election to
                             Redeem .................................................... 75
      Section 10.02.         Notice to Indenture Trustee ............................... 76
      Section 10.03.         Notice of Redemption by the Issuer ........................ 76
      Section 10.04.         Deposit of the Redemption Price ........................... 76
      Section 10.05.         Notes Payable on Redemption Date .......................... 76

ARTICLE XI            REPRESENTATIONS, WARRANTIES AND COVENANTS ........................ 77

      Section 11.01.         Representations and Warranties ............................ 77
      Section 11.02.         Covenants ................................................. 79
      Section 11.03.         Other Matters as to the Issuer ............................ 86

ARTICLE XII           ACCOUNTS AND ACCOUNTINGS ......................................... 86

      Section 12.01.         Collection of Money ....................................... 86
      Section 12.02.         Collection Account; Advance Payment Account ............... 86
      Section 12.03.         Cash Collateral Account ................................... 90
      Section 12.04.         Reports by Indenture Trustee to the Bond Insurer and
                             Noteholders ............................................... 91

ARTICLE XIII          PROVISIONS OF GENERAL APPLICATION ................................ 92

      Section 13.01.         General Provisions ........................................ 92
      Section 13.02.         Acts of Noteholders ....................................... 92
      Section 13.03.         Notices, etc., to Indenture Trustee, the Bond Insurer,
                             Issuer and Servicer ....................................... 92

      Section 13.04.         Notices to Noteholders; Waiver ............................ 93
      Section 13.05.         Effect of Headings and Table of Contents .................. 94
      Section 13.06.         Successors and Assigns .................................... 94
      Section 13.07.         Separability .............................................. 94
      Section 13.08.         Benefits of Indenture ..................................... 94
      Section 13.09.         Legal Holidays ............................................ 94
      Section 13.10.         Governing Law ............................................. 94
      Section 13.11.         Counterparts .............................................. 94
      Section 13.12.         Corporate Obligation ...................................... 94
      Section 13.13.         Compliance Certificates and Opinions ...................... 95
      Section 13.14.         Rating .................................................... 95
      Section 13.15.         Bond Insurer Default ...................................... 95


Exhibit A     --     Form of Investment Letter
Exhibit B     --     Form of Supplement for Grant of Substitute Lease Contracts
Exhibit C     --     Form of Funding Report

        This INDENTURE dated as of July 1, 1995 (herein, as amended and supplemented from time to time as permitted hereby, called this "Indenture"), is entered into by and among T & W FUNDING COMPANY IV, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, called the "Issuer"), T & W LEASING, INC., a Washington corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (herein, together with its permitted successors and assigns, called the "Indenture Trustee") and as back-up servicer (herein, together with its permitted successors and assigns, called the "Back-up Servicer").

                              PRELIMINARY STATEMENT

        The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Issuer's notes, Series 1995-l (hereinafter called the "Notes"), issuable in one or more tranches (each, a "Tranche") as provided in this Indenture. All covenants and agreements made by the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Notes and the Bond Insurer (as hereinafter defined). The Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer are entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

        All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer in accordance with its terms have been done.

                                GRANTING CLAUSE

        To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Holders of the Notes and the Bond Insurer, all of the Issuer's rights, title and interest in and to the following and any and all benefits accruing to the Issuer from: (a) the Lease Receivables and Lease Contracts and all payments on or with respect to the Lease Contracts and the Lease Receivables due after the related Cut-Off Date; (b) the Equipment and any security interest of the Issuer in any of the Equipment that is not owned by the Issuer; (c) any rights of the Issuer under each Insurance Policy related to the Lease Contracts and Insurance Proceeds; (d) the Contribution Agreement; (e) the Servicing Agreement; (f) all amounts from time to time on deposit in the Collection Account, the Advance Payment Account, and the Cash Collateral

Account (including any Eligible Investments and other property in such accounts); and (h) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate").

        The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Contribution Agreement.

        "Act": With respect to any Noteholder, the meaning specified in Section 13.02.

        "Additional Principal Amount": The amount, if any, payable to Noteholders pursuant to Section 12.02(d)(xiii) hereof.

        "Additional Servicer Fee": The amount, if any, of the fee payable in accordance with Section 6.02(b) of the Servicing Agreement to a successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement that is in excess of the Servicer Fee.

        "Advance Payment": With respect to a Lease Contract and a Due Period, any Scheduled Payment or portion thereof made by, or on behalf of, a Customer and received by the Servicer during such Due Period, which Scheduled Payment or portion thereof does not become due until a subsequent Due Period.

        "Advance Payment Account": The account or accounts established and maintained pursuant to Section 12.02(e) hereof.

        "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Aggregate Implicit Principal Balance": The aggregate of the Implicit Principal Balances of the Lease Receivables outstanding at any time.

        "Assignment and Assumption Agreement": An agreement between a Contributor and the Issuer pursuant to which such Contributor transfers Lease Assets to the Issuer in exchange for an ownership interest in the Issuer and an assumption by the Issuer of certain indebtedness of such Contributor.

        "Annualized Default Rate": For any Due Period, (i) the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that became Defaulted Lease Contracts during such Due Period (including any Lease Contracts that have been purchased or substituted) (ii) minus the sum of Recoveries and Residual Proceeds received during such Due Period, (iii) divided by the Aggregate Implicit Principal Balance at the beginning of the Due Period, (iv) multiplied by twelve.

        "Authenticating Agent": Any entity appointed by the Indenture Trustee pursuant to Section 7.14 hereof.

        "Back-up Servicer": Initially, Norwest Bank Minnesota, National Association, a national banking association, and its permitted successors and assigns under the Servicing Agreement.

        "Back-up Servicer Fee": The fee payable on each Payment Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to this Indenture and the Servicing Agreement as Back-up Servicer, in an amount equal to the product of (i) one-twelfth of the Back-up Servicer Fee Rate and (ii) the aggregate principal amount of Outstanding Notes on the preceding Payment Date after giving effect to distributions on such date (or, in the case of Notes originally issued after such preceding Payment Date and before such Payment Date, the initial aggregate principal amount of such Notes).

        "Back-up Servicer Fee Rate": Two one hundredths of one percent (0.02%) per annum.

        "Board of Directors": Either the board of directors of the Issuer or of the Servicer, as the context requires, or any duly authorized committee of such Board.

        "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or of the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Indenture Trustee.

        "Bond Insurer": Initially, MBIA Insurance Corporation, and its permitted successors and assigns under the Insurance Agreement.

        "Bond Insurer Default": The occurrence and continuance of any of the following events:

                (a) the failure by the Bond Insurer to make a payment under the Insurance Agreement in accordance with its terms; or

                (b) an Insurer Insolvency.

        "Bond Insurer Premium": The premium payable to the Bond Insurer equal to:

                (i) upon the closing of the initial Tranche of Notes, a premium in the amount equal to the Initial Premium as defined in the Commitment of the Bond Insurer dated as of July 25, 1995;

                (ii) upon the closing of any subsequent Tranche of Notes, if such Tranche is issued on a date other than a Payment Date, an amount equal to the principal amount of such additional Tranche multiplied by
        0.00375 per annum, pro-rated from such Delivery Date until the date prior to the next succeeding Payment Date (using a 365 day year);

                (iii) on each Payment Date occurring in August 1995 through and including December 1995, an amount equal to (a) 0.00375 divided by 12 multiplied by (b)(i) the outstanding principal balance of all Tranches of Notes, after giving effect to any principal distribution on each such Payment Date, minus (ii) the initial principal amount of the initial Tranche of Notes issued under the Indenture;

                (iv) on each Payment Date after the Payment Date occurring in December 1995, an amount equal to 0.00375 divided by 12 multiplied by the outstanding principal balance of all Tranches of Notes, after giving effect to any principal distribution on each such Payment Date.

        "Bond Insurer Premium Rate": Thirty seven and one half one-hundredths of one percent (0.375%).

        "Breakage Costs": For the purposes hereof, cost, if any, to the Noteholders of terminating any swap transaction or swap transactions, as the case may be, entered into by them with the Coordinator in conjunction with a change in the amortization of the Notes from that set forth in the Targeted Balance Schedule attached to the Funding Report for a relevant Tranche of Notes plus interest at the rate of LIBOR plus 1.0% per annum calculated on a basis of 360-day year and actual days elapsed from the day such costs are incurred until the Payment Date such costs are paid; such costs shall be calculated promptly by the Coordinator and delivered to the Issuer at least five Business Days prior to the Payment Date on which such Breakage Costs are to be paid in a certificate indicating in reasonable detail the calculation of such amounts. Such amounts shall be calculated in accordance with general market convention. In the event of any good faith dispute by the Issuer of any Breakage Costs, the Noteholders will obtain from the Coordinator and forward to the Issuer a detailed explanation of its calculations, if the Issuer continues to dispute such calculations, the Coordinator shall recalculate the Breakage Costs using the methodology set forth in Section 6 of the ISDA Master Agreement using Market Quotation and the Second Method as if a Termination Event had occurred with respect to the particular Transaction, that Transaction were the Affected Transaction and the Issuer were the Affected Party (capitalized terms having the meaning set forth in the standard form of ISDA Master Agreement).

        "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

        "Calculation Agent": Initially, Norwest Bank Minnesota, National Association, a national banking association, and its permitted successors and assigns under this Indenture.

        "Calculation Date": The last day of a Due Period, except that with respect to the Initial Payment Date for any Tranche of Notes, the Calculation Date shall mean the related Cut-Off Date.

        "Cash Collateral Account": The trust account or accounts created and maintained pursuant to Section 12.03 hereof.

        "Cash Collateral Account Factor": 1+ ((the sum of the Trustee Fee Rate, the Bond Insurer Premium Rate and the Back-up Servicer Fee Rate + the highest possible interest rate of any Tranche of Notes Outstanding (which shall be the greater of the highest Fixed Rate on any Tranche of Fixed Rate Notes or the Maximum Floating Rate))/12).

        "Cash Collateral Account Required Balance": As of any Payment Date, an amount equal to the product of (a) the Required Collateralization Amount minus the difference between (i) the Aggregate Implicit Principal Balance as of the related Calculation Date and (ii) the Outstanding principal amount of the Notes, after giving effect to the payments allocated pursuant to Section 12.02(d)(vii) and Section 12.02(d)(viii) on such Payment Date and (b) the Cash Collateral Account Factor; provided, however, if a Trigger Event has occurred, an amount equal to zero.

        "Closing Date": July 28, 1995, the date that this Indenture is executed and delivered by the parties hereto.

        "Code": The Internal Revenue Code of 1986, as amended.

        "Collateral": The meaning specified in the Granting Clause of this Indenture.

        "Collateralization Percentage": Eight percent (8.0%).

        "Collection Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

        "Company": T & W Leasing, Inc.

        "Contributor": Each of T & W Finance Corp. III, a Delaware corporation, T & W Finance Corp. IV, a Delaware corporation and T & W Finance Company V, L.L.C., a Delaware limited liability company.

        "Contribution Agreement": The Contribution Agreement dated as of July 1, 1995 by and among the Issuer, the Company and the Contributors.

        "Coordinator": The Industrial Bank of Japan, Limited, New York Branch.

        "Corporate Trust Office": The principal corporate office of the Indenture Trustee at the location identified in Section 13.03 below or such other address as the Indenture Trustee may designate from time to time by notice to the Bond Insurer, the Noteholders, the Coordinator, the Back-up Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

        "Customer": The lessee under each related Lease Contract, including any guarantor of such lessee and their respective successors and assigns.

        "Cut-Off Date": For each Tranche of Notes, the last Business Day of the month preceding the related Delivery Date, or such other Business Day agreed to by the Issuer, the Servicer and the Bond Insurer and set forth on the related Funding Report.

        "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

        "Defaulted Lease Contract": A Lease Contract shall become a Defaulted Lease Contract at the earlier of the day (i) when such Lease Contract is 180 days delinquent or (ii) the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance or that a prior Servicer Advance is unrecoverable.

        "Defaulted Lease Purchase and Substitution Limit": $2,275,000.

        "Delinquency Rate": For any Due Period, the sum of the Implicit Principal Balances of all Lease Contracts as of the Calculation Date occurring in such Due Period with respect to which a Customer has not made the Scheduled Payment due in the prior Due Period (including any such Lease Contracts that have been purchased or substituted), divided by the Aggregate Implicit Principal Balance on such Calculation Date (including any such Lease Contracts that have been purchased or substituted).

        "Delinquent Lease Contract": For any Due Period, any Lease Contract (a) with respect to which a Customer has not made any Scheduled Payment due in such Due Period and which remains unpaid as of the Calculation Date at the end of such Due Period and (b) which is not a Defaulted Lease Contract.

        "Delinquent Lease Purchase and Substitution Limit": $9,450,000.

        "Delivery Date": With respect to each Tranche of Notes, the date on which such Notes are first executed, authenticated and delivered.

        "Determination Date": The fifth Business Day preceding each Payment
Date.

        "Discount Rate": For each Lease Contract, the rate equal to the sum of
(i) if the Notes which funded such Lease Contract are Fixed Rate Notes, the respective Note Interest Rate, otherwise the respective Maximum Floating Rate,
(ii) the Trustee Fee Rate, (iii) the Back-up Servicer Fee Rate and (iv) the Bond Insurer Premium Rate.

        "Due Date": With respect to each Scheduled Payment and each Lease Receivable, the date of the month on which such Scheduled Payment is due thereunder.

        "Due Period": As to any Determination Date, Payment Date or Servicer Remittance Date, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date, Payment Date or Servicer Remittance Date occurs.


        "Electronic Ledgers": The electronic master records of all lease contracts of the Company or the Servicer similar to and including the Lease Contracts.

        "Eligible Investments" shall mean book-entry securities entered on the books of the registrar of such security and held in the name or on behalf of the Indenture Trustee or negotiable instruments or securities represented by instruments in bearer form (and held in the possession of the Indenture Trustee or its agent) or registered form (registered in the name of the Indenture Trustee or its nominee):

                (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

              (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating categories of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

             (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and "A2" by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and
        (C) be delivered to the Indenture Trustee or, if the

        Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral;

              (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment and provided, that no such security shall be rated "R" by S&P;

               (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

              (vi) a guaranteed investment contract approved by each of the Rating Agencies and the Bond Insurer and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

             (vii) money market funds including money market funds managed by the Indenture Trustee having ratings in the highest available long term rating category of each of the Rating Agencies at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture; and

            (viii) any investment approved in writing by each of the Rating Agencies and the Bond Insurer.

        "Enumerated States": Alaska, California, Colorado, Florida, Indiana, Ohio, Oregon, New Jersey, Texas and Washington.

        "Equipment": The equipment leased to the Customers pursuant to the Lease Contracts and described by general equipment type under the column heading "equip" on the Lease Schedule.

        "Event of Default": The meaning specified in Section 6.01 hereof.

        "Facility Fee": The product of (i) 0.20% divided by 12 and (ii) the difference, if any, between 98% of the Maximum Outstanding Note Amount and the outstanding principal balance of Notes Outstanding, calculated as of the first day of each Due Period, to be paid in arrears by T & W Leasing, Inc. to the Noteholders in accordance with the Note Purchase Agreement.

        "Final Due Date": With respect to each Lease Receivable, the final Due Date thereunder.

        "Final Payment Date": With respect to the Notes of any Tranche, the date on which the final principal payment on such Notes becomes due and payable as therein or herein provided, whether at their Stated Maturity, or by acceleration or redemption.

        "Fixed Rate": With respect to any Fixed Rate Note, the interest rate per annum set forth on the face of such Note.

        "Fixed Rate Note" or "Fixed Rate Notes": The Note or Notes issued pursuant to the terms of this Indenture bearing interest at a Fixed Rate.

        "Floating Rate": With respect to any Floating Rate Note and any Floating Rate Period, the rate determined by the Calculation Agent on the related LIBOR Determination Date equal to the sum of (x) LIBOR as calculated by the Calculation Agent on such LIBOR Determination Date and (y) 0.30%.

        "Floating Rate Cap Agreement": The Floating Rate Cap Agreement between a party that has an investment grade rating acceptable to the Insurer and the Issuer.

        "Floating Rate Note" or "Floating Rate Notes": The Note or Notes issued pursuant to the terms of this Indenture bearing interest at a Floating Rate.

        "Floating Rate Period": The period beginning on a Payment Date (or with respect to Floating Rate Notes issued during a Floating Rate Period, the date on which such Notes are issued).and ending on the day immediately prior to the next Payment Date

        "Funding Period": The period commencing on the date the first Tranche of Notes are issued, authenticated and delivered through and including July 15, 1996, unless extended by mutual agreement among the Issuer, the Bond Insurer and 51% of the aggregate principal amount of the Notes Outstanding at the time of such extension.

        "Funding Period Trigger Event": Any of the following events during the Funding Period:

                (1) With respect to the Reported Company, the sum of its total net worth, investors' equity and shareholders' equity as reflected in the most recent Reported Company's Financial Statements or unaudited financial statements is less than $6,500,000; or

                (2) For any three consecutive Due Periods, the average of the Annualized Default Rates for such consecutive Due Periods was greater than 2.5%; or

                (3) The Facility Fee has not been paid when due and remains unpaid; or

                (4) A payment has been made to the Indenture Trustee by the Insurer pursuant to any Policy; or

                (5) A Trigger Event has occurred.

        "Funding Report": The report in the form attached hereto as Exhibit C delivered by the Issuer to the Trustee, the Bond Insurer and the Noteholders in connection with the issuance of a new Tranche of Notes.

        "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Lease Contracts. the Lease Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Lease Contracts and the Lease Receivables, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "Guaranty Amounts": Any and all amounts paid or payable by any individual guarantor indicated on the applicable Lease Contract.

        "Holder" or "Noteholder": The person in whose name a Note is registered in the Note Register.

        "Implicit Principal Balance": As of any date of determination, with respect to each Lease Receivable, the present value of the remaining stream of Scheduled Payments due with respect to such Lease Receivable after the applicable Calculation Date (as reduced by the

Servicer Fee but not reduced by any Additional Servicer Fee) based upon discounting such Scheduled Payments (assuming such Scheduled Payments are received on the next succeeding Calculation Date on or after the applicable Due Dates) to such Calculation Date at the Discount Rate related to such Tranche, at the same frequency as the Payment Dates; except that on the Calculation Date (w) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Lease Contract, or the Purchase Price of a repurchased Lease Contract, or on or immediately following the delivery of a Substitute Lease Contract, (x) immediately on or after the date that a Lease Contract has become a Defaulted Lease Contract, or (y) immediately preceding the Final Payment Date with respect to the Note that funded such Lease Contract, the Implicit Principal Balance of each such related Lease Receivable shall be zero. To the extent that the Final Due Date of any Lease Receivable is later than the Stated Maturity of the Notes of the Tranche that funded such Lease Contracts, any Scheduled Payments due on such Lease Receivable after the Calculation Date immediately preceding the Stated Maturity of such Notes shall not be taken into account in calculating the Implicit Principal Balance of such Lease Receivable.

        "Indenture": This instrument in the form as originally executed as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as this Indenture is so supplemented or amended. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed, or if amended or supplemented as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of this Indenture, refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision of this Indenture.

        "Indenture Trustee": Initially, Norwest Bank Minnesota, National Association until a successor Person shall have become the Indenture Trustee pursuant to this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

        "Independent": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer and (3) is not connected with the Issuer as an officer, employee, promoter, underwriter, Indenture Trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

        "Independent Accountants": BDO Seidman or any other firm of independent certified public accountants of recognized national standing.

        "Initial Aggregate Implicit Principal Balance": For any Tranche of Notes, the Aggregate Implicit Principal Balance as calculated on the related Delivery Date as presented in the related Funding Report.

        "Initial Payment Date": August 20, 1995.

        "Insurance Agreement": The Insurance Agreement, dated as of July 1, 1995, by and among the Bond Insurer, the Issuer, the Company, the Back-up Servicer and the Indenture Trustee.

        "Insurance Policy": With respect to an item of Equipment and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment (including policies procured by the Company or the Servicer on behalf of the Customer).

        "Insurance Proceeds": With respect to an item of Equipment and a Lease Contract. any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Equipment and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

        "Insurer": Any insurance company or other insurer providing any Insurance Policy.

        "Insurer Insolvency": The meaning set forth in the Insurance Agreement.

        "Interest Distribution Amount": With respect to each Payment Date and any Tranche of Notes, the amount of interest owed on such Notes for such Payment Date.

        "ISDA": The International Swap Dealers Association, Inc., and any successor organization.

        "Issuer": T & W Funding Company IV, L.L.C.

        "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its Chairman of the Board, President, or a Vice President, and delivered to the Indenture Trustee.

        "Issuer State of Formation": The State of Delaware.

        "Lease Contracts": The lease contracts (and all rights with respect thereto, including all security interests, guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any Lease Contract) which are pledged by the Issuer to the Indenture Trustee from time to time pursuant to the Indenture to support payment of the Notes and identified on the Lease Schedule attached to a Funding Report delivered to the Indenture Trustee and the Bond Insurer on the Delivery Date or which are Substitute Lease Contracts, and any amendments, riders and annexes thereto; provided, however, that, from and after the date on which a Lease Contract is purchased or substituted by the Company or the Issuer in accordance with Section 4.03 hereof, such repurchased or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

        "Lease Receivables": With respect to any Lease Contract, all of, and the right to receive all of (i) the Scheduled Payments, (ii) any Guaranty Amounts,
(iii) any Insurance Proceeds, (iv) any Residual Proceeds and (v) any Recoveries.

        "Lease Schedule": With respect to each Tranche of Notes, the listing of Lease Contracts and Lease Receivables attached to a Funding Report as Schedule A, which shall include with respect to each Lease Contract listed on such
Schedule: (a) a number identifying such Lease Contract, (b) the Implicit Principal Balance, (c) the Customer, (d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment, (g) the frequency with which Scheduled Payments are due and (h) the zip code of the Customer's billing address, as such schedule may be amended upon any purchase or substitution of Lease Contracts made in accordance with the terms of the Transaction Documents.

        "Leased Vehicle": An automobile or a light truck which is the subject of a Lease Contract.

        "LIBOR": With respect to any Floating Rate Period, the London interbank offered rate for one-month United States dollar deposits determined by the Calculation Agent pursuant to Section 3.07(d).

        "LIBOR Determination Date": The second Business Day prior to the commencement of the second and each subsequent Floating Rate Period.

        "Liquidated Lease Receivable": A Lease Receivable that has been liquidated pursuant to Section 3.01(b) of the Servicing Agreement.

        "Loan Contract": A Lease Contract that evidences a sale of the related Equipment to the Customer and the retention by the lessor of a security interest in such Equipment.

        "Maximum Default Rate": 3.0%.

        "Maximum Delinquency Rate": 7.0%.

        "Maximum Floating Rate": For each Tranche of Floating Rate Notes, the rate at which the counterparty under the Floating Rate Cap Agreement begins to make payments to the Issuer.

        "Maximum Outstanding Note Amount": $70,000,000.

        "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

        "Moody's": Moody's Investors Service, Inc.

        "Net Worth Requirement": The requirement that with respect to the Reported Company, the sum of its total net worth, investors' equity and shareholders' equity as reflected in the most recent Reported Company's Financial Statements is equal to at least $5,000,000.

        "Note" or "Notes": Any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

        "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

        "Note Interest Rate": With respect to each Tranche of Notes, if the Notes are Fixed Rate Notes, the respective Fixed Rate, and if such Notes are Floating Rate Notes, the Floating Rate.

        "Note Purchase Agreement": The Note Purchase Agreement, dated July 1, 1995, among the Issuer and the initial Noteholder, as such agreement may be amended and supplemented from time to time.

        "Note Register" and "Note Registrar": The respective meanings specified in Section 3.04 hereof.

        "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Indenture Trustee, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

        "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Indenture Trustee and the Bond Insurer and which opinion shall comply with the applicable requirements of
Section 13.13 hereof.

        "Outstanding": With respect to Notes as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, satisfactory to the Indenture Trustee, has been made); and

              (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of disbursing payments from the applicable Policy and in determining whether the Holders of the requisite principal amount of the Outstanding Notes of such Tranche have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded.

        "Overdue Payment": With respect to a Due Period and a Delinquent Lease Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Customer during the related Due Period on such Delinquent Lease Contract, including any Servicing Charges.

        "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 11.15(o) hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.

        "Payment Date": With respect to the Notes of each Tranche, the twentieth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Tranche.

        "Person": Any individual, corporation, partnership, limited liability company, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Policy": With respect to each Tranche of Notes, the Note Insurance Policy issued by the Bond Insurer insuring such Tranche in accordance with the terms thereof.

        "Preference Claim": Shall have the meaning set forth in Section 8.01 hereof.

        "Principal Distribution Amount": With respect to each Payment Date and any Tranche of Notes, the lesser of (a) the product of (1) the Principal Pro Rata Factor for such Tranche of Notes and (2) amounts available in the Collection Account and the Cash Collateral Account (including any reinvestment income in the latter account) after payment of all amounts required by clauses
(i) through (vii) of Section 12.02(d) hereof and (b) the Targeted Principal Distribution Amount for such Tranche of Notes.

        "Principal Pro Rata Factor": With respect to each Payment Date and any Tranche of Notes, (i) the Targeted Principal Distribution Amount for such Tranche of Notes, divided by (ii) the sum of the Targeted Principal Distribution Amounts for all Tranches of Notes; provided, however, with respect to Additional Principal (if any) paid on any Payment Date, (i) the decline in the related Tranche Aggregate Implicit Principal Balance since the Calculation Date preceding the Trigger Event divided by (ii) the decline in the Aggregate Implicit Principal Balance since the Calculation Date preceding the Trigger Event.

        "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

        "Purchase Price": With respect to any Lease Contract repurchased by the Company or one of the Contributors pursuant to Section 3.03 of the Contribution Agreement or by the Issuer pursuant to Section 4.03(d) hereof or Section 3.10 of the Servicing Agreement, the sum of (i) the Implicit Principal Balance of the related Lease Receivable on the Calculation Date on or immediately succeeding the date when the Lease Contract is repurchased, (ii) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date but not received through such Calculation Date, (iii) with respect to the related Equipment, the amount recorded in the books and records of the Company or the Issuer as the "unguaranteed residual" and (iv) Breakage Costs, if any.

        "Rating Agencies": Moody's and S&P.

        "Rating Agency Condition": With respect to any action, that the Rating Agencies shall have notified the Issuer, the Servicer, the Back-up Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating assigned by it to any Outstanding Tranche of Notes.

        "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to the initial Payment Date relating to the Notes of any Tranche, the Record Date shall be the Delivery Date related to such Tranche.

        "Recoveries": For any Due Period occurring after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted Lease Contract or from liquidation or releasing of the related Equipment, including but not limited to Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (i) any unreimbursed Servicer Advances with respect to such Lease Contract and (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Lease Contract.

        "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

        "Redemption Price": With respect to any Note, and as of any Redemption Date, the Outstanding principal amount of such Note, together with interest accrued thereon to the Redemption Date at the applicable related Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided in this Indenture).

        "Redemption Record Date": With respect to any redemption of any Note, a date fixed pursuant to Section 10.01 hereof.

        "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

        "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate, other than interest or other earnings from investments in the Cash Collateral Account.

        "Reported Company": shall mean T & W Leasing, Inc. and its Affiliates on a consolidated basis; provided, however, if T & W Leasing, Inc. is no longer acting as Servicer, then "Reported Company" shall also mean any successor Servicer appointed pursuant to this Indenture.

        "Reported Company's Financial Statements": shall include the Reported Company's audited consolidated balance sheet, income statement, statement of cash flows, auditors opinion letter regarding audited financial statements and all notes to the audited financial statements.

        "Required Collateralization Amount": As of any date of determination, the greatest of (A) the Collateralization Percentage multiplied by the Aggregate Implicit Principal Balance as of the related Calculation Date, and (B) the aggregate Implicit Principal Balance of all the Lease Contracts under which the three largest Customers are obligated, and (C) 4.0% of the Initial Aggregate Implicit Principal Balance for all Outstanding Tranches combined.

        "Residual Proceeds": With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment.

        "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust Officer or any other Officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Sale": The meaning specified in Section 6.18 hereof.

        "Scheduled Expenses": On any Determination Date, the Servicer Fee, the Back-up Servicer Fee, the Bond Insurer Premium and the Trustee Fee to be due on the next succeeding Payment Date.

        "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment (exclusive of any amounts in respect of taxes) set forth in such Lease Contract due from the Customer in the related Due Period, calculated without regard to any modification granted pursuant to
Section 3.01(b)(v) of the Servicing Agreement; a payment made in a Due Period is not a Scheduled Payment with respect to such Due Period unless all prior Scheduled Payments have been made as of the date of such payment.

        "Servicer": Initially, the party specified in the Servicing Agreement and any successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

        "Servicer Advance": The meaning set forth in Section 3.04 of the Servicing Agreement.

        "Servicer Fee": An amount equal to $5.00 per Lease Contract per Due Period. The Servicer Fee shall not include the Additional Servicer Fee.

        "Servicer Remittance Date": The Determination Date.

        "Servicing Agreement": The Servicing Agreement, dated July 1, 1995, among the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, as such agreement may be amended and supplemented from time to time.

        "Servicing Charges": The sum of (i) all late payment charges paid by Customers on Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (ii) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees and insufficient funds check charges.

        "S & P": Standard & Poor's Group, a division of McGraw-Hill, Inc.

        "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

        "Stated Maturity": With respect to the Notes of any Tranche, the date specified in the related Funding Report as the "Stated Maturity," which shall not be earlier than the Payment Date in the Due Period following the Due Period in which the final Scheduled Payment for any Lease Receivable funded by such Tranche occurs.

        "Targeted Balance": For each Tranche of Notes for any Payment Date, the amount indicated under the column "Targeted Balance" for such Payment Date, as reflected on the Targeted Balance Schedule.

        "Targeted Balance Schedule": For each Tranche of Notes, the schedule of Targeted Balances attached to the related Funding Report.

        "Targeted Principal Distribution Amount": With respect to any particular Tranche of Notes, the aggregate principal amount of such Tranche of Notes Outstanding as of the current Payment Date (after giving effect to any principal allocations pursuant to Section 12.02(d)(vii) on such date) minus the lesser of (x) the amount of the Targeted Balance for such Tranche of Notes for such Payment Date and (y) the Tranche Aggregate Implicit Principal Balance as of the Calculation Date preceding such Payment Date.

        "Tranche": Any Tranche of Notes issued in connection with a Funding Report.

        "Tranche Aggregate Implicit Principal Balance": The aggregate of the Implicit Principal Balance of the Lease Receivables relating to a particular Tranche of Notes (as reflected on the related Funding Report), including any Lease Receivables substituted for such original Lease Receivable, outstanding at any time.

        "Transition Cost": Any documented expenses and allocated cost of personnel reasonably incurred by a successor Servicer or the Indenture Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.02 of the Servicing Agreement, but not to exceed $50,000.

        "Transaction Documents": This Indenture, the Servicing Agreement, the Contribution Agreement, the Assignment and Assumption Agreements, the Notes, the Insurance Agreement and the Policies.

        "Trigger Event": Any of the following events: (1) for any three consecutive Due Periods, the average of the Annualized Default Rates for such consecutive Due Periods shall be equal to or greater than the Maximum Default Rate; (2) in any Due Period, the Annualized Default Rate is equal to or greater than three times the Maximum Default Rate; (3) in any two consecutive Due Periods, the sum of the Annualized Default Rates for such Due Periods is equal to or greater than three times the Maximum Default Rate; (4) for any three consecutive Due Periods, the average of the Delinquency Rates shall be greater than the Maximum Delinquency Rate; (5) the Net Worth Requirement is not met; (6) there is a Servicer Event of Default, as defined in the Servicing Agreement; (7) if either Michael Price or Thomas Price is no longer an officer and director of the Servicer or is incapacitated for a period of six or more consecutive months;
(8) an Event of Default under this Indenture occurs and is continuing; (9) any of the events set forth in clauses (4) or (5) of Section 6.01 occurs with respect to the Company and (10) the Bond Insurer makes a payment to the Indenture Trustee under any Policy.

        "Trustee": Initially, Norwest Bank Minnesota, National Association, until a successor Person shall have become the Trustee pursuant to this Indenture, and thereafter "Trustee" shall mean such successor Person.

        "Trust Estate": The meaning specified in the Granting Clause of this Indenture.

        "Trustee Fee": The fee payable on each Payment Date to the Indenture Trustee in consideration for the Indenture Trustee's performance of its duties pursuant to this Indenture as Indenture Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and (i) on the Initial Payment Date, the initial principal amount of the Notes and (ii) on any Payment Date thereafter, the principal amount of Outstanding Notes on the preceding Payment Date after giving effect to distributions on such date (or, in the case of Notes originally issued after such preceding Payment Date and before such Payment Date, the initial aggregate principal amount of such Notes).

        "Trustee Fee Rate":  0.045%.

        "Vice President": With respect to the Issuer or the Indenture Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                   ARTICLE II

                                    NOTE FORM

        Section 2.01. Form Generally. The Notes and the certificates of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

        The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Indenture Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

        Section 2.02. Form of Fixed Rate Note. The following sets forth the form of each Fixed Rate Note:

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST).

        DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. ____________                                                   $____________


                        T & W FUNDING COMPANY IV, L.L.C.
       ________% LEASE-BACKED FIXED RATE NOTE, SERIES 1995-1 TRANCHE _____


DELIVERY DATE:                                        STATED MATURITY:  ________


        T & W FUNDING COMPANY IV, L.L.C., a limited liability company duly organized and existing under the laws of the State of Delaware (the "Issuer", which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to _________, or registered assigns, the principal sum of ____________ Dollars ($____________) in monthly installments beginning on _________, and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the twentieth day of each calendar month or, if such twentieth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through ___________, and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate of _____% per annum (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Each monthly installment of principal payable on this Note shall be an amount equal to the pro rata share of the Principal Distribution Amount plus any Additional Principal Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable no later than the Stated Maturity referred to above. The interest and principal so payable on any Payment Date will as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day).

        The principal and interest on this Note are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Note on the Note Register at the address of such Person as it appears on the Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

        This Note is one of a duly authorized issue of notes of the Issuer designated as its ________% Lease-Backed Fixed Rate Notes, Series 1995-1, Tranche ____, Due ________, (herein called the "Tranche ____ Notes") issued and to be issued under the Indenture dated _________, 1995 (herein called the "Indenture"), among the Issuer, T & W Leasing, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) and as Backup Servicer, to which the Indenture, and all amendments and indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Tranche _____ Notes, and the terms upon which the Tranche _____ Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Pursuant to the Indenture, the Issuer can issue, from time to time, additional Tranches of its notes (such notes, together with the Tranche ____ Notes, shall be referred to herein as the "Notes").

        The Notes are secured by certain Lease Receivables and by certain other Collateral described in the Indenture and the Policy issued by the Bond Insurer. The Trust Estate secures the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

        Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be (i) exchanged for the Notes, of a new Tranche in accordance with the Indenture, unless the Issuer or the Holders of a majority of Notes do not consent to such exchange and (ii) redeemable at the option of the Issuer, and in the absence of the exercise thereof, by the Bond Insurer in whole but not in part, at any time after the Outstanding principal amount of Notes then Outstanding declines to 10% or less of the original principal amount of such Notes at a redemption price equal to the Outstanding principal amount thereof plus accrued interest thereon to the date of redemption; provided that on such date of redemption, the Issuer shall have redeemed the notes, if any, in whole but not in part, of all other Tranches then Outstanding under the Indenture. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

        Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Indenture Trustee, the Back-up Servicer, the Servicer and the Bond Insurer with the consent of the Holders of a majority in aggregate principal amount of Notes at the time Outstanding. The Indenture also contains provisions permitting the Bond Insurer or the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding with the prior written consent of the Bond Insurer, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

        This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on a Note, but solely from the Collateral pledged to the Indenture Trustee under the Indenture and the Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.

                             STATEMENT OF INSURANCE

OBLIGATIONS:          $[
                      T & W Funding Company IV, L.L.C.
                      Lease-Backed Notes, Series 1995-1, Tranche [    ]

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of the Note Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable under the Policy no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Insured Payments due under the Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

        As used in the Policy, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of July 1, 1995 among T & W Funding Company IV, L.L.C., T & W Leasing, Inc., as servicer and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer in accordance with the terms of the Agreement.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Note under
Section 12.02(d)(vi) of the Agreement after payment of all amounts payable pursuant to Section 12.02(d)(i) through (v) of the Agreement, plus any shortfall in amounts available in the Collection Account to pay principal in accordance with Section 12.02(d)(vii) of the Agreement after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (vi) of the Agreement.

        "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee or Servicer on behalf of the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means Holder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the Note to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice under the Policy or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

        The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                                             MBIA INSURANCE CORPORATION

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, T & W Funding Company IV, L.L.C. has caused this instrument to be signed, manually, by its President or a Vice President and its corporate seal to be imprinted hereon.


                                             By
                                                       [Vice] President

                          [FORM OF INDENTURE TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]


        This is one of the Notes described in the within-mentioned Indenture.

Dated:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



By_____________________________________________________
                 Authorized Signatory

        Section 2.03. Form of Floating Rate Note. The following sets forth the form for each Floating Rate Note:

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST).

        DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. ____________                                                   $____________


                        T & W FUNDING COMPANY IV, L.L.C.
          LEASE-BACKED FLOATING RATE NOTE, SERIES 1995-1 TRANCHE _____


DELIVERY DATE:                                        STATED MATURITY:  ________


        T & W FUNDING COMPANY IV, L.L.C., a limited liability company duly organized and existing under the laws of the State of Delaware (the "Issuer", which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to _________, or registered assigns, the principal sum of ____________ Dollars ($____________) in monthly installments beginning on _________, and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the twentieth day of each calendar month or, if such twentieth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through ___________, and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate calculated as set forth herein (on the basis of a 360-day year and the actual number of days elapsed). Each monthly installment of principal payable on this Note shall be an amount equal to the pro rata share of the Principal Distribution Amount plus any Additional Principal Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable no later than the Stated Maturity referred to above. The interest and principal so payable on any Payment Date will as provided in the Indenture, be paid to the Person in whose name this
Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day).

        Interest paid on this Note shall be paid at a rate equal to the sum of
(i) the London interbank offered rate for one month United States dollar deposits ("LIBOR") and (ii) thirty one hundredths of one percent (0.30%), as such rate is calculated by the Indenture on each LIBOR Determination Date. On each LIBOR Determination Date, the Calculation Agent will determine LIBOR on the basis of the offered rates for deposits in United States dollars having a maturity of one month commencing on such LIBOR Determination Date that appears on the Telerate Page 3750 (or on such replacement system as is customarily used to quote LIBOR) as of approximately 11:00 A.M., London time, on such LIBOR Determination Date. If at least two such offered rates appear on Telerate Page 3750 or associated pages, LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of such offered rates. With the consent of the Indenture Trustee, the Bond Insurer and all of the Noteholders, the Calculation Agent may use another method to determine LIBOR. On each LIBOR Determination Date prior to 12:00 noon, Minneapolis time, the Calculation Agent shall send to the Servicer by facsimile transmission notification of LIBOR. The Floating Rate applicable to the then current and the immediately preceding Due Periods may be obtained by any Noteholder by telephoning the Indenture Trustee at its Corporate Trust Office at (612) 667-4844.

        The principal and interest on this Note are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Note on the Note Register at the address of such Person as it appears on the Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

        This Note is one of a duly authorized issue of Notes of the Issuer designated as its Lease-Backed Floating Rate Notes, Series 1995-1 Tranche _____, Due ________ (herein called the "Tranche ____ Notes") issued and to be issued under the Indenture dated _________, 1995 (herein called the "Indenture"), among the Issuer, T & W Leasing, Inc., as Servicer, and

Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) and the Backup Servicer, to which the Indenture, and all amendments and indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Tranche _____ Notes, and the terms upon which the Tranche _____ Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Pursuant to the Indenture, the Issuer can issue, from time to time, additional Tranches of its notes (such notes, together with the Tranche ____ Notes, shall be referred to herein as the "Notes").

        The Notes are secured by certain Lease Receivables and by certain other Collateral described in the Indenture and the Policy issued by the Bond Insurer. The Trust Estate secures the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

        Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be (i) convertible by the Issuer into Fixed Rate Notes of a new Tranche of Notes in an amount equal to the principal amount Outstanding in accordance with the Indenture and (ii) redeemable at the option of the Issuer, and in the absence of the exercise thereof, by the Bond Insurer in whole but not in part, at any time after the Outstanding principal amount of Notes declines to 10% or less of the original principal amount of the Notes at a redemption price equal to the Outstanding principal amount thereof plus accrued interest thereon to the date of redemption; provided that on such date of redemption, the Issuer shall have redeemed the notes, if any, in whole but not in part, of all other Tranches then Outstanding under the Indenture. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

        Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Indenture Trustee, the Back-up Servicer, the Servicer and the Bond Insurer with the consent of the Holders of a majority in aggregate principal amount of Notes at the time Outstanding. The Indenture also contains provisions permitting the Bond Insurer or the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding with the prior written consent of the Bond Insurer, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

        This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on a Note, but solely from the Collateral pledged to the Indenture Trustee under the Indenture and the Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.

                             STATEMENT OF INSURANCE

OBLIGATIONS:          $[
                      T & W Funding Company IV, L.L.C.
                      Lease-Backed Notes, Series 1995-1, Tranche [    ]

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of the Note Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable under the Policy no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Insured Payments due under the Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor. The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

        As used in the Policy, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of July 1, 1995 among T & W Funding Company IV, L.L.C., T & W Leasing, Inc., as servicer and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer in accordance with the terms of the Agreement.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Note under
Section 12.02(d)(vi) of the Agreement after payment of all amounts payable pursuant to Section 12.02(d)(i) through (v) of the Agreement, plus any shortfall in amounts available in the Collection Account to pay principal in accordance with Section 12.02(d)(vii) of the Agreement after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (vi) of the Agreement.

        "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee or Servicer on behalf of the Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means Holder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the Note to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice under the Policy or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

        The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                                             MBIA INSURANCE CORPORATION

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, T & W Funding Company IV, L.L.C. has caused this instrument to be signed, manually, by its President or a Vice President and its corporate seal to be imprinted hereon.


                                             By
                                                       [Vice] President

                          [FORM OF INDENTURE TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]


        This is one of the Notes described in the within-mentioned Indenture.

Dated:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



By________________________________________________________
                 Authorized Signatory

                                   ARTICLE III

                                    THE NOTES

        Section 3.01. Denomination. The aggregate principal amount of Notes of all Tranche which may be authenticated and delivered under this Indenture is limited so that on any day during the term of this Indenture, the unpaid principal amount of Notes Outstanding shall not be greater than the Maximum Outstanding Note Amount. The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $250,000; provided, however, that the foregoing shall not restrict or prevent the transfer in accordance with Sections 3.04 and 3.05 hereof of any Note with a remaining outstanding principal amount of less than $250,000.

        The Notes may be issued in one or more Tranches. With respect to the Notes of any Tranche, there shall be established in the related Funding Report prior to the issuance of the Notes of such Tranche each of the terms set forth in the form of Funding Report attached hereto as Exhibit C.

        Section 3.02. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents under its corporate seal imprinted (if it has one) or otherwise reproduced thereon. The signature of these officers on the Notes must be manual.

        Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

        Each Note shall bear on its face the Delivery Date applicable thereto and be dated as of the date of its authentication.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        Section 3.03. Temporary Notes. Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

        Section 3.04. Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 11.02(n) hereof a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Norwest Bank Minnesota, National Association, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon a certificate of the Note Registrar as to the names and addresses of the holders of the Notes and the principal amounts and numbers of such Notes as held.

        (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof and subject to the conditions set forth in Section 3.05 hereof, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

        (c) At the option of the Holder, Notes may be exchanged for other Notes of the same Tranche of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

        (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

        Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03 or 9.05 hereof not involving any registration of transfer.

        Notwithstanding anything else to the contrary contained in this Indenture, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer, but is limited solely to the Collateral pledged under this Indenture and the Policy.

        Section 3.05. Limitation on Transfer and Exchange. The Notes will not be registered or qualified under the Securities Act of 1933 (the "1933 Act") or the securities laws of any State. No transfer of any Note shall be made unless that offer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall either (i) deliver to the Indenture Trustee an investment letter substantially in the form set forth on Exhibit A hereto, or other applicable document (the "Investment Letter") or (ii) deliver to the Indenture Trustee an opinion of counsel that the transfer is exempt from the 1933 Act. Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Bond Insurer and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and State laws.

        The Indenture Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 3.05.

        Section 3.06. Mutilated, Destroyed, Lost or Stolen Note. If (i) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Bond Insurer such security or indemnity as may be required by the Indenture Trustee to save the Issuer, the Indenture Trustee and the Bond Insurer or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Bond Insurer, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Bond Insurer, the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

        Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every new Note issued pursuant to this Section 3.06, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any tune enforceable by anyone, and shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

       Section 3.07. Payment of Principal and Interest; Principal and Interest Rights Preserved; Calculation of Floating Interest Rate. (a) The Notes of each Tranche shall bear interest on the unpaid principal amount thereof from and including the Delivery Date of such Tranche at the applicable Note Interest Rate for such Tranche (calculated on the basis of a 360-day year consisting of 12 months of 30 days each with respect to Fixed Rate Notes and a 360-day year and actual days elapsed with respect to Floating Rate Notes) through the day immediately preceding the initial Payment Date of such Tranche and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date for such Tranche and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the unpaid principal amount of the Notes of such Tranche Outstanding immediately following the preceding Payment Date or of the Delivery Date of such Tranche, if there has not been any preceding Payment Date; provided, however, that in making any interest payment, if the interest calculation with respect to any Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

        (b) The principal of each Note of each Tranche shall be payable in installments ending no later than the Stated Maturity thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of any Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes of each Tranche shall be in an amount equal to the Principal Distribution Amount applicable to such Tranche and the Additional Principal Amount applicable to such Tranche. The principal payable on the Notes of such Tranche shall be paid on each Payment Date beginning on the initial Payment Date of such Tranche and ending on the Final Payment Date for such Tranche on a pro rata basis based upon the face amount of each Note of each Tranche; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

        (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this
Section 3.07(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 11.02(o). Each Noteholder shall surrender its Note to the Indenture Trustee prior to payment of the final installment of principal of such Note.

        (d) On each LIBOR Determination Date, the Calculation Agent will determine LIBOR on the basis of the offered rates for deposits in United States dollars having a maturity of one month commencing on such LIBOR Determination Date that appears on the Telerate Page 3750 (or on such replacement system as is customarily used to quote LIBOR) as of approximately 11:00 A.M., London time, on such LIBOR Determination Date. If at least two such offered rates appear on Telerate Page 3750 or associated pages, LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of such offered rates. With the consent of the Indenture Trustee, the Bond Insurer and all of the Noteholders, the Calculation Agent may use another method to determine LIBOR. On each LIBOR Determination Date prior to 12:00 noon, Minneapolis time, the Calculation Agent shall send to the Servicer by facsimile transmission notification of LIBOR. The Floating Rate applicable to the then current and the immediately preceding Floating Rate Periods may be obtained by any Noteholder by telephoning the Indenture Trustee at its Corporate Trust Office at (612) 667-4844.

        Section 3.08. Fixed Rate Notes; Floating Rate Notes; Conversion to Fixed Rate Notes; Minimum Funding Amounts. The Issuer may issue Notes under this Indenture in the following manner and amounts on any Delivery Date:

                (a) the Issuer may issue an initial Tranche of Notes, Fixed Rate Notes in a principal amount greater than or equal to $5,000,000; provided, however, that the principal amount of Notes issued pursuant to this subsection (a) and subsection (b) below shall not be greater than the Maximum Outstanding Note Amount;


                (b) the Issuer may issue an initial Tranche of Notes, Floating Rate Notes in a principal amount greater than or equal to $5,000,000; provided, however, that the principal amount of Notes issued pursuant to this subsection (b) and subsection (a) above shall not be greater than the Maximum Outstanding Note Amount;

                (c) the Issuer may (i) on any date during the Funding Period, issue Fixed Rate Notes, (ii) on any Payment Date, convert all or part of one or more Outstanding Tranches of Floating Rate Notes Outstanding or Fixed Rate Notes Outstanding to Fixed Rate Notes or (iii) on any Payment Date during the Funding Period, issue Fixed Rate Notes through a combination of original issuance and conversion as provided in clauses
        (i) and (ii) above; provided, however that (A) the Issuer must provide the Servicer, the Indenture Trustee, the Back-up Servicer, the Coordinator and the Bond Insurer with ten Business Days written notice of its intent to effect such an issuance or conversion prior to the date of such issuance or conversion, (B) after such issuance or conversion, each new Tranche of Fixed Rate Notes shall be greater than or equal to $5,000,000 in principal amount and (C) after such issuance and/or conversion, the outstanding principal balance of Notes Outstanding of all Tranches shall not be greater than the Maximum Outstanding Note Amount;

                (d) During the Funding Period, the Issuer may issue additional Tranches of Floating Rate Notes in an amount greater than or equal to $1,000,000 in principal amount; provided, however, that after such issuance the outstanding principal balance of Notes Outstanding of all Tranches shall not be greater than the Maximum Outstanding Note Amount; and

                (e) Anything to the contrary herein notwithstanding, there shall only be one Tranche of Fixed Rate Notes Outstanding at any one time unless a majority of the Noteholders consent to more than one Tranche; in order to issue a new Tranche of Fixed Rate Notes pursuant to Section 3.08(c)(iii), the Lease Contracts already pledged to the Indenture Trustee to back the Fixed Rate Notes being exchanged and any Floating Rate Notes being converted pursuant to the issuance of such new Tranche will be combined with the Lease Contracts being funded by such new Tranche of Fixed Rate Notes so that the new Tranche of Fixed Rate Notes will be issued backed by the combined pool of Lease Contracts; provided, however, that all Lease Contracts in any such combined pool shall have the same Discount Rate; and further provided, however, that such pooling shall not occur if the Noteholder or the Issuer determines that the interest rate on the new Tranche is less favorable than the interest rate on the Tranches of Fixed Rate Notes Outstanding to be exchanged or Floating Rate Notes to be converted. The pooling of Lease Contracts referred to in this Section 3.08 is solely for the purpose of performing the calculations required by this Indenture and the Servicing Agreement and, notwithstanding anything to the contrary contained in this paragraph, such Lease Contracts shall equally and ratably secure all Notes as provided in Section 4.01(a) hereof.

        Section 3.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Bond Insurer, the Indenture Trustee and any agent of the Issuer, the Bond Insurer or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Bond Insurer, the Indenture Trustee nor any agent of the Issuer, the Bond Insurer or the Indenture Trustee shall be affected by notice to the contrary.

        Section 3.10. Cancellation. All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly cancelled by the Indenture Trustee; provided, however, that any exchange of Notes pursuant to Section 3.08 hereof shall be accomplished in the following manner: any relevant Delivery Date, the Indenture Trustee shall instruct such Holder to cancel the outstanding certificate and send it to the Indenture Trustee via facsimile and overnight delivery, and, upon receipt of the cancelled certificate via facsimile, send a copy of the new certificate to the relevant Holder via facsimile and overnight delivery. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.10, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary with its standard practice.

                                   ARTICLE IV

             ORIGINAL ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

        Section 4.01. Conditions to Issuance of Notes. (a) Subject to the conditions in Article III hereof, the Issuer may from time to time direct the Trustee to authenticate an initial and one or more subsequent Tranches of Notes. The Outstanding Notes of all Tranches shall be equally and ratably entitled, as provided herein, to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Funding Report.

        (b) The obligation of the Trustee to authenticate, execute and deliver the Notes of the initial Tranche on the initial Delivery Date is subject to the satisfaction of the following conditions:

                (i) the Issuer shall have delivered to the Indenture Trustee, the Bond Insurer and the Coordinator the related Funding Report at least one Business Day prior to the related Delivery Date, in a form satisfactory to the Indenture Trustee, to be acknowledged by each of the Indenture Trustee, the Bond Insurer and the Coordinator;

               (ii) the Issuer shall have delivered to the Indenture Trustee the original executed counterpart of each Lease Contract identified in the related Lease Schedule and the Lease Contract File relating to such Lease Contract;

              (iii) the Rating Agencies shall have notified the Issuer, the Servicer, the Back-up Servicer, the Bond Insurer, the Coordinator and the Indenture Trustee in writing that the Notes have received a rating of Aaa from Moody's and AAA from S&P;

               (iv) each of the Issuer and the Servicer shall have delivered to the Indenture Trustee its Officer's Certificate stating, as applicable, that (A) such Person is not in Default under this Indenture or the Servicing Agreement and that such issuance will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Person's certificate of incorporation, by-laws or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject; (B) that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes of such Tranche have been complied with; and (C) that such Person reasonably believes that neither an Event of Default nor a Trigger Event has occurred and is continuing or that such issuance will not, based on the facts known to such officer at the time of such certification, then or thereafter cause an Event of Default or a Trigger Event to occur with respect to any Tranche of Outstanding Notes;

                (v) each of the Issuer and the Servicer shall have delivered to the Indenture Trustee its Board Resolution authorizing, as applicable, the execution, delivery and performance of this Indenture, the related Funding Report and the other Transaction Documents and the transactions contemplated hereby and thereby, certified by an officer of the Issuer or the Servicer, as applicable;

               (vi) each of the Issuer and the Servicer shall have delivered to the Indenture Trustee a copy of an officially certified document, dated not more than 30 days prior to the related Delivery Date, evidencing its due organization and good standing;

              (vii) each of the Issuer and the Servicer shall have delivered to the Indenture Trustee copies of its Certificate of Formation and Certificate of Incorporation, respectively, and By-Laws, certified by its Secretary or Assistant Secretary;

             (viii) the Issuer shall have delivered to the Indenture Trustee, within 10 days of the related Delivery Date, evidence of filing with the Secretary of State of the State of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and the Bond Insurer as secured parties, and the Trust Estate (including any additional Lease Contracts identified in the related Lease Schedule) as collateral;

               (ix) the Servicer shall have delivered to the Indenture Trustee a certificate listing the Servicing Officers of the Servicer as of the related Delivery Date;

                (x) the Issuer shall have delivered to the Indenture Trustee an executed copy of the Servicing Agreement, the Contribution Agreement and all amendments and supplements thereto;

               (xi) Counsel to the Issuer shall have delivered its Opinions of Counsel with respect to the treatment of the transfers from the Contributors to the Issuer as a "true sale," certain bankruptcy issues with respect to the Issuer and its Affiliates, the perfected first priority security interest of the Indenture Trustee in the Collateral and the treatment of the Notes as debt of the Issuer;

              (xii) the sum of (a) the initial principal amount of Notes of the initial Tranche and (b) the Required Collateralization Amount does not exceed the Tranche Aggregate Implicit Principal Balance for such Tranche of Notes;

             (xiii) neither an Event of Default nor a Trigger Event has occurred and is continuing;

              (xiv) the Bond Insurer has delivered the applicable Policy to the Indenture Trustee; and

               (xv) if the Notes are Floating Rate Notes, the Issuer and the Coordinator have executed and delivered to the Bond Insurer a Floating Rate Cap Agreement;

              (xvi) such other documents as the Indenture Trustee or the Bond Insurer may reasonably require.

Upon satisfaction of the above conditions, the Indenture Trustee shall execute the related Funding Report and authenticate and deliver the Notes of the initial Tranche upon Issuer Order and execution thereof by the Issuer.


        (c) The obligation of the Indenture Trustee to authenticate, execute and deliver the Notes of any subsequent Tranche is subject to the satisfaction of the following conditions:


                (i) on or before the tenth Business Day immediately preceding the related Delivery Date (unless the parties to be notified agree to a shorter notice period), the Issuer shall have given the Indenture Trustee, the Servicer, the Back-up Servicer, the Bond

        Insurer, the Noteholders, the Coordinator and the Rating Agencies notice of such issuance and the related Delivery Date;

               (ii) on or before the fifth Business Day immediately preceding the related Delivery Date, the Issuer shall have delivered to the Indenture Trustee, the Bond Insurer and the Coordinator a computer diskette, in a format acceptable to each of the Indenture Trustee, the Bond Insurer and the Coordinator listing the Lease Contracts to be funded by such new Tranche and the Lease Contracts that have been pledged to the Indenture Trustee pursuant to this Indenture prior to such date.

              (iii) the Issuer shall have delivered to the Indenture Trustee, the Bond Insurer, the Rating Agencies, the Noteholders and the Coordinator the related Funding Report at least one Business Day prior to the related Delivery Date, in a form satisfactory to the Indenture Trustee and the Bond Insurer, to be acknowledged by each of the Indenture Trustee and the Bond Insurer;

               (iv) the Issuer shall have delivered to the Indenture Trustee the original executed counterpart of each Lease Contract identified in the related Lease Schedule and the Lease Contract File relating to such Lease Contract;

                (v) the Rating Agencies shall not have notified the Issuer, the Servicer, the Back-up Servicer, the Bond Insurer or the Indenture Trustee in writing that such issuance will result in a reduction or withdrawal of the rating assigned by it to the Outstanding Notes of any Tranche (including the Tranche to be issued);

               (vi) each of the Issuer and the Servicer shall have delivered to the Indenture Trustee its Officer's Certificate stating, as applicable, that (A) such Person is not in Default under this Indenture or the Servicing Agreement and that such issuance will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Person's certificate of incorporation, by-laws or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject; (B) that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes of such Tranche have been complied with; and (C) that such Person reasonably believes that neither an Event of Default nor a Funding Period Trigger Event has occurred and is continuing or that such issuance will not, based on the facts known to such officer at the time of such certification, then or thereafter cause an Event of Default or a Funding Period Trigger Event to occur with respect to any Tranche of Outstanding Notes;

              (vii) the Issuer shall have delivered to the Indenture Trustee, within 10 days of the related Delivery Date, evidence of filing with the Secretary of State of the State of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and the Bond Insurer as secured parties, and the Trust Estate (including any additional Lease Contracts identified in the related Lease Schedule) as collateral;

             (viii) if the Notes are Floating Rate Notes, the Issuer shall have executed and delivered to the Indenture Trustee a Floating Rate Cap Agreement acceptable to the Bond Insurer (as evidenced in writing delivered to the Indenture Trustee by the Bond Insurer);

                (ix) the sum of (a) the principal balance of Notes outstanding and the Notes of the Tranche to be issued and (b) the Required Collateralization Amount (computed taking into account the Tranche Aggregate Implicit Principal Balance for the Tranche to be issued) does not exceed the sum of (x) the Tranche Aggregate Initial Principal Balance for such Tranche to be issued, (y) the Aggregate Implicit Principal Balance of Lease Contracts conveyed to the Issuer prior to such issuance and (z) the balance in the Cash Collateral Account;

                (x) a Funding Period Trigger Event has not occurred and is not continuing;

               (xi) an Event of Default has not occurred and is not continuing;

              (xii) after such issuance, the remaining aggregate average life on all Notes is not greater than two years; and

             (xiii) the Bond Insurer has delivered the applicable Policy to the Indenture Trustee;

              (xiv) Counsel to the Issuer shall have delivered to the Indenture Trustee, the Bond Insurer and the Rating Agencies updated Opinions of Counsel for the present calendar quarter prior to such Delivery Date with respect to the treatment of transfers from the Contributors to the Issuer as a "true sale," certain bankruptcy issues with respect to the Issuer and its Affiliates and the perfected first priority security interest of the Indenture Trustee in the Collateral.

               (xv) such other documents as the Indenture Trustee or the Bond Insurer may reasonably require.

Upon satisfaction of the above conditions, the Indenture Trustee shall execute the related Funding Report and authenticate and deliver the Notes of such Tranche upon Issuer Order and execution thereof by the Issuer.

        Section 4.02. Security for Notes. (a) Filing. The Servicer shall file UCC-1 financing statements described in Section 4.01 hereof in accordance with such Section and no later than 30 days after the Closing Date, with respect to Lease Contracts backing the initial Tranche of Notes, and no later than 30 days after the end of each calendar quarter with respect to Lease Contracts backing any subsequent issuances of Floating Rate Notes, the Issuer shall file with respect to all such Lease Contracts, other than Loan Contracts, UCC-1 financing statements with the Secretaries of State of the Enumerated States, executed by the Issuer as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and the Bond Insurer as secured parties and the Equipment located in such States as collateral; provided that no filings naming an individual Customer as debtor shall be required. From time to time, and no less than annually, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's and the Bond Insurer's respective interests in the Lease Contracts and the Equipment owned by the Issuer and initially located in the Enumerated States against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

        (b) Name Change or Relocation. If any change in either the Company's or the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall, or the Issuer shall cause the Company, to deliver 30 days' prior written notice of such change or relocation to the Servicer, the Bond Insurer, the Coordinator and the Indenture Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's and the Bond Insurer's respective interests in the Trust Estate.

        (c) Chief Executive Office. During the term of this Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

        (d) Costs and Expenses. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's and the Bond Insurer's respective right, title and interest in and to the Trust Estate (other than the Equipment not initially located in the Enumerated States).

        Section 4.03. Substitution and Purchase of Lease Receivables. (a) If at any time the Issuer, the Bond Insurer or the Indenture Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of one of the Contributors in the Contribution Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the Bond Insurer and the other parties to this Indenture.

        (b) In the event any representation or warranty of one of the Contributors in the Contribution Agreement is incorrect and materially and adversely affects the interests of the Bond Insurer or the Holders of the Notes, or in the event of any breach of any of the representations and warranties set forth in Sections 3.01(a)(ii), 3.01(a)(v), 3.01(a)(vi) or 3.01(a)(xxi) of the Contribution Agreement, then the Issuer shall require the Company and the applicable Contributor pursuant to the Contribution Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If the Company or the applicable Contributor fails or is unable to cure such circumstance or condition in accordance with the Contribution Agreement then the Issuer shall require the Company or the applicable Contributor to substitute or purchase pursuant to the Contribution Agreement any Lease Contract as to which such representation or warranty is incorrect within the time specified in Section 3.03 of the Contribution Agreement; provided, however, that after such substitution, the aggregate average remaining life on all Notes after such substitution is not greater than two years. The proceeds of a purchase shall be remitted by the Issuer to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(a) of the Servicing Agreement. The Trustee shall not be required to calculate the aggregate average remaining life on the Notes.

        (c) If the Issuer fails to enforce the purchase or substitution obligation of the Company and the applicable Contributor under the Contribution Agreement, the Indenture Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase or substitution.

        (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3.10 of the Servicing Agreement and (ii) any Defaulted Lease Contract or Delinquent Lease Contract, the Issuer shall be entitled to purchase such Lease Contract or to deliver a Substitute Lease Contract meeting the same requirements as those specified in Section 3.04 of the Contribution Agreement for substitutions and purchases by the Company or the applicable Contributor upon breaches of a representation or warranty by the Company or another Contributor thereunder; provided, however, that (w) the cumulative Implicit Principal Balance of prepaid or early terminated Lease Contracts which are substituted by the Issuer (measured as of the date of substitution) shall not exceed 10% of the Initial Aggregate Implicit Principal Balance for all Tranches combined, (x) the cumulative Implicit Principal Balance of Defaulted Lease Contracts which are purchased or substituted by the Issuer (measured as of the date of substitution) shall not exceed the Defaulted Lease Purchase and Substitution Limit and (y) the cumulative Implicit Principal Balance of Delinquent Lease Contracts which are purchased or substituted by the Issuer (measured as of the date of substitution) shall not exceed the Delinquent Lease Purchase and Substitution Limit.

        (e) The Issuer shall provide to the Indenture Trustee on the date of delivery of any Substitute Lease Contract the items listed in (i) and (ii) below and to the Bond Insurer the item listed in (i) below, and the Issuer shall provide to the Indenture Trustee and the Bond Insurer at the end of each calendar quarter the items listed in (iii) below with respect to any Substitute Lease Contracts substituted during such period:

                (i) a supplement to the Contribution Agreement and this Indenture substantially in the form of Annex A to the Contribution Agreement and Exhibit B hereto, subjecting such Substitute Lease Contract to the provisions hereof and thereof and providing with respect to the Substitute Lease Contract the information set forth in the Lease Schedule;

               (ii) the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract; and

              (iii) evidence that financing statements have been filed with respect to such Substitute Lease Contract in accordance with Section
        4.01 hereof.

        Section 4.04. Releases. (a) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any Lease Contract and the related Equipment at any time (i) after a payment by the Company or the Issuer of the Purchase Price of the Lease Receivable, (ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment in accordance with Section 3.01(b)(vii) of the Servicing Agreement, if the Issuer delivers to the Indenture Trustee and the Bond Insurer an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract and the related Equipment are being released from the lien of this Indenture pursuant to (i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Lease Contract, in the event a Lease Contract and the related Equipment are being released from the lien of this Indenture pursuant to (i) above or (y) equals the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract and related Equipment in the event of a release from the lien of this Indenture pursuant to (iii) above; provided, however, that upon the termination of a Lease Contract, any residual proceeds from the Equipment shall be placed in the Collection Account prior to the Trustee or the Issuer releasing the Equipment from the security interest granted to the Trustee by the Issuer pursuant to this Indenture or to the Issuer by a Contributor pursuant to the Contribution Agreement.

        (b) Upon satisfaction of the conditions specified in subsection (a), the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer (or to or upon the order of the Company if it has satisfied its obligations under Section 4.03 hereof and Section 3.04 of the Contribution Agreement with respect to a Lease Contract) the Lease Contract, the Lease Receivable and the Equipment described in the Issuer's request for release.

        Section 4.05. Trust Estate. The Indenture Trustee may, and when required by the provisions of Articles Four, Six and Twelve hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        Section 4.06. Notice of Release. The Indenture Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to
Section 4.04(a) hereof, accompanied by copies of any instruments involved.

                                    ARTICLE V

                           SATISFACTION AND DISCHARGE

        Section 5.01. Satisfaction and Discharge of Indenture. (a) Following payment in full of (i) the Notes, (ii) the fees and charges of the Indenture Trustee and the Back-up Servicer, (iii) all other Obligations of the Issuer under this Indenture and (iv) all amounts owing to the Bond Insurer under the Insurance Agreement, and the release by the Indenture Trustee of the Trust Estate in accordance with Section 5.01(b), the Indenture shall be discharged.

        (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof, the Issuer may submit to the Indenture Trustee an Officer's Certificate requesting the release to the Issuer or its designee of a stated amount of the funds on deposit in the Cash Collateral Account and some or all of the other Trust Estate (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to the

Bond Insurer to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Cash Collateral Account or otherwise subject to this Indenture at least equal to the payments of interest due on the Outstanding Notes and the Principal Distribution Amount that are subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Officer's Certificate and Opinion of Counsel from the Issuer and authorization to release from the Bond Insurer, the Indenture Trustee shall release the Withdrawn Collateral from the lien of the Indenture and deliver the Withdrawn Collateral to the Issuer or its designee. The Issuer shall be entitled to deliver more than one such Officer's Certificate and Opinion of Counsel until the entire Trust Estate is released and delivered to the Issuer or its designee. Notwithstanding the foregoing, the Bond Insurer may waive the requirement that the Issuer deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Indenture Trustee by written direction to release all or a portion of the Cash Collateral Account or other items of the Trust Estate from the lien of this Indenture upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01(a) hereof. Notwithstanding termination of this Indenture, the Indenture Trustee shall remain obligated to make claims under the Policy with respect to any Preference Claim until termination of any such policy.

        (c) In connection with the discharge of this Indenture and the release of the Trust Estate, the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute for filing by the Issuer, UCC termination statements evidencing such discharge and release.

        Section 5.02. Application of Trust Money. Subject to the last paragraph of Section 11.02(o) hereof, all monies deposited with the Indenture Trustee pursuant to Section 5.01 hereof shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required herein or to the extent required by law.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

        Section 6.01. Events of Defaults. "Event of Default" wherever used herein means any one of the following events:

                (1) default in the payment of any interest upon any Note when the same becomes due and payable; or

                (2) default in the payment of any principal of any Note when the same becomes due and payable; or

                (3) default in the performance of any covenant of the Issuer, or breach of any material representation or warranty of the Issuer, in this Indenture, the Contribution Agreement, the Insurance Agreement or the Servicing Agreement (other than a covenant or warranty default in the performance of which or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 30 days after the Issuer has actual knowledge thereof; or

                (4) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or the appointment of a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its property, or the ordering of the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (5) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

        Section 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any Tranche of Notes at the time Outstanding occurs and is continuing, then, and in every such case, the Indenture Trustee shall, at the direction of the Bond Insurer, or during the continuance of a Bond Insurer Default, the Indenture Trustee may, at the direction of the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes, declare the principal of all the Notes to be immediately due and payable by notice given in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders); provided that the Bond Insurer shall not declare the principal amount of the Outstanding Notes immediately due and payable unless it shall have endorsed the Policy to provide coverage for any shortfall in the payment of accelerated principal and any interest due on the Outstanding Notes on the date established for redemption thereof pursuant to such acceleration, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived.

        At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Notes, the consent of all the Noteholders shall be required to rescind and annul such a declaration and its consequences) if:

                (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                        (A) all overdue installments of interest on all Notes,

                        (B) the principal of any Note which has become due
                otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Note from the time such principal first became due until the date when paid, and

                        (C) all sums paid or advanced, together with interest
                thereon, by the Indenture Trustee, the Bond Insurer or any Noteholder hereunder or by the Bond Insurer under the Insurance Agreement or the Policy, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Bond Insurer and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

                (2) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 6.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. The Issuer covenants that if an Event of Default shall occur and be continuing and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will, upon demand of the Indenture Trustee and at the direction of the Bond Insurer, pay to the Indenture Trustee, for the benefit of the Holders of the Notes and the Bond Insurer, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Bond Insurer, their respective agents and counsel.

        If the Issuer fails to pay such amount forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust shall, at the direction of the Bond Insurer, and if a Bond Insurer Default has occurred and is continuing the Indenture Trustee may, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

        If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the direction of the Bond Insurer, and if a Bond Insurer Default has occurred and is continuing the Indenture Trustee may in its discretion, proceed to protect and enforce its rights and the rights of the Bond Insurer by such appropriate Proceedings as the Indenture Trustee, at the direction of the Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, at its discretion shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 6.04. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Bond Insurer and if a Bond Insurer Default has occurred and is continuing, the Indenture Trustee may do one or more of the following:

                (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer the monies adjudged due;

                (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Trust Estate securing the Notes;

                (d) during the continuance of a default under a Lease Contract, exercise any of the rights of the lessor under such Lease Contract; and

                (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Bond Insurer or the Holders of the Notes hereunder;

provided, however, that without the consent of the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, all the Holders of Outstanding Notes, the Indenture Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest together with any amounts owed to the Bond Insurer under the Insurance Agreement.

                Section 6.05. Optional Preservation of Trust Estate. If (i) an Event of Default shall have occurred and be continuing with respect to the Notes and (ii) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Indenture Trustee shall, at the direction of the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Indenture Trustee may in its sole discretion if it determines it to be in the best interests of the Holders of the Notes and upon request from the Holders of a majority in principal amount of the Outstanding Notes, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of this Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the

        Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, from the Holders of a majority in principal amount of the Outstanding Notes.

        Section 6.06. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise

               (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section
        7.07 hereof) and of the Bond Insurer and the Noteholders allowed in such judicial Proceeding, and


               (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Bond Insurer and each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Bond Insurer or the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07 hereof.


        Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of the Bond Insurer or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Bond Insurer or the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of the Bond Insurer or any Noteholder in any such Proceeding.

        Section 6.07. Indenture Trustee May Enforce Claim Without Possession of Notes. (a) In all Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

        (b) All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee its agents and counsel, be for the Bond Insurer and the ratable benefit of the Holders of the Notes.

        Section 6.08. Application of Money Collected. If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due the Servicer pursuant to Section 3.09 of the Servicing Agreement and Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any unrecovered Servicer Advances;

                SECOND: To the payment to the Indenture Trustee of the Trustee Fee then due, to the payment to the Back-up Servicer of the Back-up Servicer Fee then due and to the Indenture Trustee its costs incurred in connection with enforcing the remedies provided for in this Article Six;

                THIRD: To the payment to the Bond Insurer of the Bond Insurer Premium then due;

                FOURTH: To the payment of the amounts then due and unpaid upon the Notes for interest, with interest (to the extent such interest has been collected by the Indenture Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                FIFTH: To the payments of the remaining outstanding principal balance of the Notes ratably without preference or priority of any kind;

                SIXTH: To the payment to the Bond Insurer of any amounts previously paid by the Bond Insurer under the Policy and not theretofore repaid, together with interest thereon and any other amounts due under the Insurance Agreement;

                SEVENTH: To the payment to the Servicer of any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

                EIGHTH: To the payment to the Indenture Trustee and the Back-up Servicer, any other amounts due to the Indenture Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

                NINTH: To pay to the Bond Insurer any other amounts owing under the Insurance Agreement;

                TENTH: To reimburse the Bond Insurer and the Noteholders for any costs or expenses incurred in connection with any enforcement action with respect to this Indenture or the Notes;

                ELEVENTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

        Section 6.09. Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as a Bond Insurer Default has not occurred, and if a Bond Insurer Default has occurred, unless

                (1) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                (2) the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                (3) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

               (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of 66-2/3% or more in principal amount of the Outstanding Notes; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

        Section 6.10. Unconditional Right of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal, interest, and premium, if any, on such Note as such principal, interest and premium, if any, becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        Section 6.11. Restoration of Rights and Remedies. If the Indenture Trustee, the Bond Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Bond Insurer or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee, the Bond Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Bond Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

        Section 6.12. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.06 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee, the Bond Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 6.13. Delay or Omission; Not Waiver. No delay or omission of the Indenture Trustee, the Bond Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee, the Bond Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Bond Insurer or by the Noteholders as the case may be, subject in each case, however, to the right of the Bond Insurer to control any such right and remedy except as provided in Section 13.15 hereof.

        Section 6.14. Control by Noteholders. The Bond Insurer or, if a Bond Insurer Default has occurred and is continuing, the Holders of a majority in principal amount of the Outstanding Notes, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation any provision hereof which expressly provides for a greater percentage of principal of Outstanding Notes;

                (2) any direction to the Indenture Trustee by the Noteholders to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Notes, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

                (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

                (4) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

        Section 6.15. Waiver of Past Defaults. The Bond Insurer, or if a Bond Insurer Default has occurred and is continuing, the Holders of 66-2/3% in principal amount of the Outstanding Notes, may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a
Default:

                (1) in the payment of the principal of, or premium, if any, or interest on any Note, or a Default described in Sections 6.01(4) and (5) hereof, or

                (2) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

        Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        Section 6.16. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee or the Bond Insurer, or to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 50% in principal amount of the Outstanding Notes or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity expressed in such Note.

        Section 6.17. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 6.18. Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

        (b) To the extent permitted by applicable law, the Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, to a third party unless:

                (i) the Bond Insurer, or if a Bond Insurer Default has occurred and is continuing the Holders of all Outstanding Notes, consent to or direct the Indenture Trustee to make such Sale; or

               (ii) if a Bond Insurer Default has occurred and is continuing, the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale together with any amounts owing to the Bond Insurer under the Insurance Agreement.

        (c) The Indenture Trustee, the Bond Insurer or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and, in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee, the Bond Insurer or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee, the Bond Insurer or the Noteholders may hold, lease, operate manage or otherwise deal with any property so acquired in any manner permitted by law.

        (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

        Section 6.19. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                   ARTICLE VII

                              THE INDENTURE TRUSTEE

        Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

                (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform on their face to the requirements of this Indenture.

        (b) In case an Event of Default known to the Indenture Trustee as provided in subsection (e) below has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

              (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bond Insurer or the Holders of a majority (or other such percentage as may be required by the terms hereof) in principal amount of the Outstanding Notes in accordance with
        Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture, the Contribution Agreement or the Servicing Agreement; and

                (iv) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such risk or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.

        (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(4) or 6.01(5) hereof or any Default described in Section 6.01(3) hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

        (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under the Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

        (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person, the acquisition of the Trust Estate by the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the rights of the Noteholders shall continue to be governed by the terms of the Indenture.

        (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

        (j) The Indenture Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

        Section 7.02. Notice of Default. Promptly after the occurrence of any Default known to the Indenture Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, the Indenture Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to the Bond Insurer and the Coordinator and by mail to all Holders of Notes, as their names and addresses appear on the Note Register notice of such Default hereunder known to the Indenture Trustee, unless in the case of notice to Noteholders, such Default shall have been promptly cured or waived.

        Section 7.03. Certain Rights of Indenture Trustee. Except as otherwise provided in Section 7.01,

                (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (c) whenever in the administration of the Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                (d) the Indenture Trustee may consult with counsel, and the written advice of such counsel selected by the Indenture Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Noteholders or the Bond Insurer pursuant to the Indenture, unless such Noteholders or the Bond Insurer as the case may be shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

                (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney, appointed with due care by it hereunder.

        Section 7.04. Not Responsible for Recitals or Issuance of Notes. (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of the Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

        (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any Lease Contract, the validity and sufficiency of the Policy, the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Issuer, the Servicer, the Bond Insurer or any Customer, any action of the Servicer taken in the name of the Indenture Trustee, or the validity of the Servicing Agreement, the Receivables Purchase Agreement or the Contribution Agreement.

        (c) The Indenture Trustee shall not have any obligation or liability under any Lease Contract by reason of or arising out of the Indenture or the granting of a security interest in such Lease Contract hereunder or the receipt by the Indenture Trustee of any payment relating to any Lease Contract pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Lease Contract, or to make any payment, or to make any inquiry as to the name or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract.

        Section 7.05. May Hold Notes. The Indenture Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

        Section 7.06. Money Held in Trust. Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more accounts hereunder but need not be segregated from other funds except to the extent required herein or required by law. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.

        Section 7.07. Compensation and Reimbursement. The Issuer agrees:

                (i) to pay the Indenture Trustee monthly its fee for all services rendered by it hereunder as Indenture Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer in the amount of the Back-up Servicer Fee;

               (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer in accordance with any provision of the Indenture or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (iii) to indemnify and hold harmless the Noteholders and the Indenture Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in the Notes) sustained or suffered pursuant to the Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Indenture Trustee or its status as Indenture Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by the Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, provided that the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of the Indenture.

        Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Indenture Trustee shall have, as security for the performance of the Issuer under this
Section 7.07, a lien ranking senior to the lien of the Notes with respect to which any claim of the Indenture Trustee under this Section 7.07 arose upon all property and funds held or collected as part of the Trust Estate by the Indenture Trustee in its capacity as such except the Indenture Trustee shall have no liens on the amounts paid under the Policy. The Indenture Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate without the consent of the Bond Insurer and if a Bond Insurer default has occurred and is continuing no such consent shall be required, and
(i) such Proceeding
is in connection with a proceeding in accordance with Article Six hereof for enforcement of the lien of the Indenture for the benefit of the Holders of the Notes secured by such Trust Estate after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled, or (ii) such Proceeding does not result in or cause a Sale or other disposition of such Trust Estate. All monies so collected by the Indenture Trustee shall be applied in accordance with Section 6.08 hereof and the Indenture Trustee shall receive amounts pursuant to Section 6.08 hereof only to the extent that payment thereof will not result in a subsequent Event of Default caused by such payment to the Indenture Trustee.

        Section 7.08. Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating categories by the Rating Agencies, or otherwise acceptable to the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 7.10 hereof.

        (b) The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer, the Bond Insurer, the Coordinator and to each Noteholder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Indenture Trustee.

        (c) The Indenture Trustee may be removed by the Bond Insurer or if a Bond Insurer Default has occurred and is continuing, by the act of 66-2/3% of the Holders of Outstanding

Notes by notice to the Indenture Trustee, at any time if one of the following events have occurred:

                (i) the Indenture Trustee shall cease to be eligible under
        Section 7.08 hereof and shall fail to resign after written request therefor by the Issuer, the Bond Insurer or by any Noteholder, or

               (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                (iii) the Indenture Trustee has failed to perform its duties hereunder or has materially breached any representation or warranty made hereunder.

        (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause with respect to the Notes, the Issuer, by a Board Resolution, shall promptly appoint a successor Indenture Trustee reasonably satisfactory to the Bond Insurer. If no successor Indenture Trustee shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then the Bond Insurer may appoint a successor Indenture Trustee. If the Bond Insurer shall fail to appoint a successor Indenture Trustee within 90 days, then 66-2/3% of the Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to the Notes.

        (e) The Issuer shall give notice in the manner provided in Section 13.04 hereof of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

        Section 7.10. Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder shall execute acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture

Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section
7.07 hereof. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

        No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article.

        Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

        Section 7.12. Co-Indenture Trustees and Separate Indenture Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer, the Bond Insurer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Bond Insurer or of the Holders of Notes representing at least 25% of the aggregate principal amount of the Outstanding Notes, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee, either to act as co-Indenture Trustee, jointly with the Indenture Trustee of all or any part of such Trust Estate or to act as separate Indenture Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

        Should any written instrument from the Issuer be reasonably required by any co-Indenture Trustee or separate Indenture Trustee so appointed for more fully confirming to such co-Indenture Trustee or separate Indenture Trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Issuer.

        Every co-indenture Trustee or separate Indenture Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee;

               (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-Indenture Trustee or separate Indenture Trustee jointly, as shall be provided in the instrument appointing such co-Indenture Trustee or separate Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Indenture Trustee or separate Indenture Trustee;

             (iii) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Indenture Trustee or separate Indenture Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-Indenture Trustee or separate Indenture Trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Indenture Trustee or separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

                (iv) no co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-Indenture Trustee or separate Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

                (v) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-Indenture Trustee and separate Indenture Trustee.

        Section 7.13. Rights with Respect to the Servicer. The Indenture Trustee's rights and obligations with respect to the Servicer shall be governed by the Servicing Agreement.

        Section 7.14. Appointment of Authenticating Agent. The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 3.06 hereof and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer, the Bond Insurer and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee, the Bond Insurer, the Coordinator and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Coordinator, the Bond Insurer and to the Issuer. Upon receiving such a notice of resignation or upon such a termination or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Bond Insurer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authentication Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Indenture Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

        If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

        This is one of the Notes described in the within-mentioned Indenture.


                                         NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Indenture Trustee


                                         By
                                                  As Authenticating Agent


                                         By
                                                  Authorized Officer

        Section 7.15. Indenture Trustee to Hold Leases. The Indenture Trustee hereby acknowledges receipt of (subject to any exceptions as may be noted by the Indenture Trustee to the Servicer and the Bond Insurer within 10 days of the Delivery Date), and shall hold each, Lease Contract, together with any documents relating thereto that may from time to time be delivered to the Indenture Trustee, until such time as such Lease Contract is released from the lien of the Indenture or delivered to the Servicer pursuant to the terms hereof or of the Servicing Agreement.

        The Indenture Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                                  ARTICLE VIII

                                   THE POLICY

        Section 8.01. Payments under the Policy. If on the close of business on the second Business Day prior to any Payment Date, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d), and on deposit in the Cash Collateral Account are not sufficient (after taking into account the Payments required to be made on such Payment Date pursuant to Section 12.02(d)(i)-(v)) to make the payment of amounts due on the Outstanding Notes on such Payment Date in accordance with Section 12.02(d)(vi) and Section 12.02(d)(vii), the Indenture Trustee shall, no later than 10:00 a.m., New York time, on the Business Day immediately preceding such Payment Date make a claim under the Policy in an amount equal to such insufficiency. In addition, if on the close of business on the second Business Day immediately prior to the Stated Maturity of any Tranche, the funds on deposit in the Collection Account and available to be distributed on such Payment Date pursuant to Section 12.02(d), and on deposit in the Cash Collateral Account are not sufficient (after taking into account the Payments required to be made on such Payment Date pursuant to Section 12.02(d)(i)-(vi)) to pay the entire principal amount of Outstanding Notes of such Tranche, the Indenture Trustee shall, no later than 10:00 a.m., New York time, on the Business Day immediately preceding such Payment Date, make a claim under the Policy in an amount equal to such insufficiency. Proceeds of claims on the Policy shall be deposited in the Collection Account and used solely to pay amounts due in respect of interest on the Notes on each Payment Date and principal of the Notes at the Stated Maturity.

        In addition, on any day that the Indenture Trustee has actual knowledge or receives notice that any amount previously paid to a Noteholder has been subsequently recovered from such Noteholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes an avoidable preference within the meaning of any applicable bankruptcy law to such Noteholder (a "Preference Claim"), the Indenture Trustee shall make a claim within three Business Days upon the Policy for the full amount of such Preference Claim in accordance with the terms of the Policy. Any proceeds of any such Preference Claim received by the Indenture Trustee shall be paid to the related Noteholders.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

        Section 9.01. Supplemental Indentures Without Consent of Noteholders. The Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, with the consent of the Bond Insurer but without the consent of the Holders of any Notes, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if required by the Indenture Trustee, will not have a material adverse affect on Noteholders:

                (1) to correct or amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject to the lien of the Indenture additional property; or

                (2) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(q) hereof; or

                (3) to add to the covenants of the Issuer, for the benefit of the Bond Insurer or the Holders of all Notes, or to surrender any rights or power herein conferred upon the Issuer; or

                (4) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

                (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under the Indenture, which shall not be inconsistent with the provisions of the Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes; or

                (6) to evidence the succession of the Indenture Trustee pursuant to Article Seven hereof; or

                (7) to add to any Events of Default.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under the Indenture or otherwise.

        Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Rating Agencies and each Noteholder a copy of such supplemental indenture.

        Section 9.02. Supplemental Indentures with Consent of Noteholders. With the consent of the Bond Insurer and the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Notes under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Note affected thereby:

                (1) change the Stated Maturity of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

                (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or Events of Default or their consequences; or

                (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                (5) modify or alter the provisions of the proviso to Section
        6.04 hereof; or

                (6) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or wavier or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                (7) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or terminate the lien of the Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of the Indenture; or

                (8) modify any of Sections 6.01(l) or (2), 6.02, 6.03, 6.18, or
        12.02(d) hereof.

        It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


        Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holder of the Notes and the Rating Agencies a copy of such supplemental indenture.

        Section 9.03. Execution of Supplemental Indentures. In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) hereof shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own duties or immunities under the Indenture or otherwise.

        Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 9.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

        Section 10.01. Redemption at the Option of the Issuer; Election to Redeem. The Issuer shall have the option, and in the absence of the exercise thereof the Bond Insurer shall have the option, to redeem the Notes, in whole but not in part, as to the then Outstanding Notes, at any time after the aggregate principal amount of the then Outstanding Notes is less than 10% of the original aggregate principal amount of such Notes, at the Redemption Price plus any fees due hereunder, including Breakage Costs, and all amounts due to the Bond Insurer under the Insurance Agreement.

        The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Indenture Trustee and the Coordinator pursuant to
Section 10.02 hereof.

        Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of
Section 3.07 hereof. The election of the Issuer or the Bond Insurer to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution or written notice from the Bond Insurer, respectively, directing the Indenture Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section
10.04 hereof.

        Section 10.02. Notice to Indenture Trustee. In the case of any redemption pursuant to Section 10.01 hereof, the Issuer or the Bond Insurer shall, at least 15 days prior to the Redemption Date, notify the Indenture Trustee and the Coordinator of such Redemption Date and shall deposit into the Collection Account on the related Calculation Date an amount equal to the Redemption Price of all Notes to be redeemed.

        Section 10.03. Notice of Redemption by the Issuer. Upon receipt of such notice and such deposit set forth in Section 10.02 above, the Indenture Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the Calculation Date on which such deposit was made, to each Holder of Notes whose Notes are to be redeemed, at his address in the Note Register.

        Each notice of redemption shall state:

                (1) the Redemption Date;

                (2) the Redemption Price; and

                (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date.

        Notice of redemption of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer or the Bond Insurer, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

        Section 10.04. Deposit of the Redemption Price. On or before the Calculation Date next preceding any Redemption Date, the Issuer or the Bond Insurer, as applicable, shall deposit with the Indenture Trustee or with the Paying Agent an amount of monies sufficient to pay the Redemption Price of all Notes which are to be redeemed on such Redemption Date plus any fees due hereunder, including Breakage Costs, and all amounts due to the Bond Insurer under the Insurance Agreement.

        Section 10.05. Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer or the Bond Insurer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of such Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of
Section 3.07 hereof.

        If the Holders of any Note called for redemption shall not be so paid, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the related Note Interest Rate.

                                   ARTICLE XI

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        Section 11.01. Representations and Warranties. The Issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Bond Insurer and the Noteholders on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such representations and warranties are made as of the Delivery Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

        (a) Organization and Good Standing. The Issuer is a limited liability company duly organized, validly existing and in good standing under the law of the Issuer State of Formation and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Indenture or the Contribution Agreement.

        (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform the Indenture, the Servicing Agreement, the Insurance Agreement, the Contribution Agreement and the execution, delivery and performance of the Indenture, the Insurance Agreement and the Contribution Agreement have been duly authorized by the Issuer by all necessary action.

        (c) Binding Obligation. The Indenture, assuming due authorization, execution and delivery by the Indenture Trustee, the Back-up Servicer and the Servicer, the Insurance Agreement, assuming due authorization, execution and delivery by the Bond Insurer, the Indenture Trustee, the Back-up Servicer, the Issuer, the Company and the Servicer, the Contribution Agreement, assuming the due authorization, execution and delivery by the Company and each of the Contributors, each constitutes a legal, valid and binding obligation of the Issuer, enforceable again the Issuer in accordance with its terms except that
(A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

        (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of the Indenture, the Insurance Agreement and the Contribution Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the Limited Liability Company Agreement of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Indenture, the Insurance Agreement, or the Contribution Agreement, or violate any law or, to the best of the Issuer's knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

        (e) No Proceedings. There are no Proceedings or investigations to which the Issuer, or any of the Issuer Affiliates, is a party pending, or, to the knowledge of Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Indenture, the Insurance Agreement, the Contribution Agreement or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Contribution Agreement, the Indenture or the Notes or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Indenture, the Insurance Agreement, the Contribution Agreement or the Notes.

        (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person. or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Indenture, the Insurance Agreement, or the Contribution Agreement and with the valid and proper authorization, issuance and sale of each Tranche of Notes pursuant to the Indenture (except approvals of State securities officials under the Blue Sky
Laws), have been or will be taken or obtained on or prior to the related Delivery Date.

        (g) Place of Business. The Issuer's principal place of business and chief executive office is located at the address specified in Section 13.03 hereof.

        (h) Transfer and Assignment. Upon the delivery to the Indenture Trustee of the Lease Contracts and the filing of the Financing Statements described in Sections 4.01(f) and 4.02(a) hereof, the Indenture Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Lease Receivables, the Lease Contracts, the Equipment (to the extent owned by the Issuer) initially located in the Enumerated States, and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction and provided, that, the security interest of the Indenture Trustee for the benefit of the Noteholders with respect to the Equipment will not be a perfected security interest with respect to any Equipment located initially in any States other than the Enumerated States and with respect to Equipment underlying Loan Contracts. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Indenture Trustee in the Trust Estate (other than that Equipment in such other States or Equipment underlying Loan Contracts), including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.

        (i) Owners of the Issuer. The Contributors and K & P Finance Corp. comprise all of the registered owners of all of the outstanding ownership interests of the Issuer, all of which ownership interests are fully paid and nonassessable and are owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

        (j) Contribution. As of the Delivery Date the Issuer has entered into the Contribution Agreement with the Contributors relating to its acquisition of the Lease Contracts, the Lease Receivables and the Equipment, and the representations and warranties made by the Company and each of the Contributors relating to the Lease Contracts, Lease Receivables and the Equipment have been validly assigned to and are for the benefit of the Issuer, the Indenture Trustee, the Bond Insurer and the Noteholders and such representations and warranties are true and correct in all material respects.

        (k) The Lease Contracts. The Issuer hereby restates and makes each of the representations and warranties with respect to the Lease Contracts, the Lease Receivables and the Equipment that are made by the Contributors in Section
3.01 of the Contribution Agreement.

        (l) Taxable Income From Lease Contracts. Each of the Issuer, the Company, the Contributors and their shareholders and members, as applicable, shall treat the Lease Contracts as owned by the Issuer for federal, State, and local income tax purposes, shall report and include in the computation of the Issuer's gross income for such tax purposes the rental and other income from the Lease Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

        Section 11.02. Covenants. The Issuer hereby makes the following covenants on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of the Delivery Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

        (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of the Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Indenture Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the

Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

        (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

        (c) Obligations with Respect to Lease Contracts. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders and the Bond Insurer) in the Lease Receivables, the Lease Contracts and any other Trust Estate. As long as there is no event of default under the applicable Lease Contract, the Issuer will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

        (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof; provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders and the Bond Insurer) in the Lease Receivables, the Lease Contracts and the related Equipment. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

        (e) Preservation of Security Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Indenture Trustee (for the benefit of the Noteholders and the Bond Insurer) in the Trust Estate; provided, that the Issuer shall not be required to file financing statements or any related agreements or documentation with respect to any Equipment not initially located in the Enumerated States or with respect to any Equipment underlying Loan Contracts.

        (f) Maintenance of Office, etc. The Issuer will not, without providing 30 days notice to the Indenture Trustee, the Coordinator and the Bond Insurer and without filing such amendments to any previously filed financing statements as the Indenture Trustee or the Bond Insurer may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate (other than Equipment underlying Loan Contracts), (a) change the location of its principal executive office, or (b) change its name, identity or company structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or the Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

        (g) Further Assurances. Except as set forth in Section 11.02(e), the Issuer will make, execute or endorse, acknowledge, and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee may request and reasonably require.

        (h) Notice of Liens. The Issuer shall notify the Indenture Trustee and the Bond Insurer promptly after becoming aware of any Lien on the Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

        (i) Activities of the Issuer. The Issuer (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Issuer pursuant to the Contribution Agreement, and causing the issuance of receiving and selling the Notes issued pursuant to the Indenture and
(2) the exercise of any powers permitted to limited liability companies under the limited liability company law of the applicable Issuer State of Formation which are incidental to the foregoing or necessary to accomplish the foregoing and the Issuer shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity, (3) keep in full effect its existence, rights and franchises as a limited liability company under the laws of the applicable Issuer State of Formation, and will obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets,
(C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its company name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Issuer may take any action prohibited by this clause (8) if (y) the Issuer shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Indenture Trustee, the Noteholders, the Bond Insurer and the Rating Agencies, to be delivered to the Indenture Trustee, the Noteholders, the Bond Insurer and the Rating Agencies and
(z) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of the Notes. The Issuer shall not amend any article in its Certificate of Formation that deals with any matter discussed above without the prior written consent of the Bond Insurer.

        (j) Directors. The Issuer agrees that at all times with respect to it and K & P Finance Corp., at least one of the directors and one of the executive officers (or two persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of such entity; provided, however, that such independent director and officer may serve in similar capacities for other "special purpose entities" formed by the Company and its Affiliates. The Issuer's Limited Liability Company Agreement shall at all times provide that such independent director shall have a fiduciary duty to the Holders of the Notes and the Holders of the Notes.

        (k) Consolidated Return. The Issuer and the Company are members of an affiliated group within the meaning of Section 1504 of the Code which has filed, and will continue to file, a consolidated return for federal income tax purposes at all times until the termination of the Indenture.

        (1) Preservation of the Equipment. The Issuer warrants that it is the lawful owner and possessor of the Equipment (except with respect to Equipment in which it has a valid security interest) and that it will warrant and defend such Equipment against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under the Indenture.

        (m) Taxable Income from the Lease Contracts. The Issuer shall treat the Lease Contracts as owned by it for federal, state and local income tax purposes, and the affiliated group of which the Issuer is a member within the meaning of
Section 1504 of the Code shall treat the Lease Contracts as owned by the Issuer for Federal, state and local income tax purposes, shall report and include in the computation of the Issuer's gross income for such tax purposes in its consolidated or combined return the rental and other income from the Lease Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

        (n) Maintenance of Office or Agency. The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and the Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at the Corporate Trust Office for each of said purposes. The Issuer will give 30 days prior written notice to the Indenture Trustee, the Bond Insurer, the Coordinator and the Noteholders of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

        (o) Money for Note Payments to Be Held in Trust. The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Bond Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent will:

                (i) hold all sums held by it for the payment of principal of or interest on Notes in trust for the benefit of the Noteholders entitled thereto and the Bond Insurer until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (ii) give the Indenture Trustee, the Coordinator and the Bond Insurer notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

              (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

        The Issuer may at any time for the purpose of obtaining the satisfaction and discharge of the Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal of or interest on any Note and remaining unclaimed for four years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request or to the Bond Insurer (upon its written request) if such payment had been made by the Bond Insurer; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent or the Bond Insurer with respect to such trust money or the related Note, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer; and provided, further, that any amounts held that are proceeds of a claim made under any Policy shall be returned to the Bond Insurer, and the Noteholders shall look only to the Bond Insurer for such payments. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).

        (p) Enforcement of Servicing Agreement and Contribution Agreement. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement, the Contribution Agreement and the Contributors under the Contribution Agreement and to secure its rights thereunder.

        (q) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose entity under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Bond Insurer in form reasonably satisfactory to the Indenture Trustee and the Bond Insurer, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of the Indenture on the part of the Issuer to be performed or observed; and

               (ii) the Issuer shall have caused the Indenture Trustee to have received a letter from the Rating Agencies to the effect that the rating issued with respect to the Notes is confirmed, notwithstanding the consummation of such merger, consolidation, transfer or conveyance together with the consent of the Bond Insurer to such merger, consolidation, transfer or conveyance; and

              (iii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

               (iv) the Issuer shall have delivered to the Indenture Trustee and the Bond Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                (v) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof, the perfection and priority thereof and the rights and powers of the Indenture Trustee, the Bond Insurer and the Holders of the Notes hereunder; and

               (vi) the surviving entity shall be a "special purpose entity;" i.e., shall have an organizational charter substantially similar to the Certificate of Formation of the Issuer including specific limitations on the business purposes, and provisions for independent directors; and

              (vii) the Bond Insurer shall have given its prior written consent, which consent shall not be unreasonably withheld or delayed.

        (r) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with

Section 11.02(q) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Issuer or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under the Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

        (s) Use of Proceeds. The proceeds from the sale of the Notes will be used by the Issuer (i) to pay the Existing Indebtedness, (ii) to pay the expenses associated with this transaction and (iii) for general corporate purposes. None of the transactions contemplated in the Indenture, the Contribution Agreement or the Servicing Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

        Section 11.03. Other Matters as to the Issuer.

        (a) Limitation on Liability of Directors, Officers, or Employees of the Issuer. The directors, officers, or employees of the Issuer shall not be under any liability to the Trust, the Bond Insurer, the Indenture Trustee, the Noteholders, the Company, the Servicer, the Back-up Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and the issuance of the Notes.

        (b) Parties Will Not Institute Insolvency Proceedings. So long as the Indenture is in effect, and for one year following its termination, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

                                   ARTICLE XII


                            ACCOUNTS AND ACCOUNTINGS

        Section 12.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Indenture Trustee and the other accounts held in the name of the Indenture Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in the Indenture. If any Lease Contract becomes a Defaulted Lease Contract, the Indenture Trustee, upon Issuer or Servicer request may, and upon the request of the Bond Insurer or the Holders of a majority in principal amount of the Outstanding Notes shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under the Indenture and to proceed thereafter as provided in Article Six hereof.

        Section 12.02. Collection Account; Advance Payment Account. (a) Prior to the initial Delivery Date, the Indenture Trustee shall open and maintain a trust account at its Corporate Trust Office (the "Collection Account") for the benefit of the Noteholders, for the receipt of (i) payments remitted to the Indenture Trustee by the Servicer (ii) amounts transferred from the Advance Payment Account in accordance with Section 3.03(b) of the Servicing Agreement and from the Cash Collateral Account in accordance with Section 12.03(d)(i) and (iii) hereof, (iii) proceeds of claims made under any Policy, in accordance with Article Eight hereof, upon receipt, (iv) any payment received by the Indenture Trustee which consists of payments made under the Floating Rate Cap Agreement and (v) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to the Indenture shall be made by the Indenture Trustee or the Paying Agent of the Issuer. All monies deposited from time to time in the Collection Account pursuant to the Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

        (b) Upon Issuer Order, the Indenture Trustee shall invest the funds in the Collection Account in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause
(i) or (vii) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (vii) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer and the Bond Insurer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the Issuer shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein caused as a result of the Issuer's investment instructions provided for herein. The Indenture Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02 (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

        (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing, but the entire unpaid principal amount of the Notes shall not have been declared due and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Indenture Trustee shall withdraw from the Collection Account (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date) including the Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided that the proceeds of claims under the Policy shall be used solely to pay the amounts due under paragraphs (vi) and (vii) of this Section 12.02(d); and provided further that the Indenture Trustee shall withdraw from the Collection Account and make interest payments based on the outstanding principal balance of the Notes even if it shall not have received the Monthly Servicer's Report:

                (i) to pay to the Servicer: (A) the Servicer Fee; (B) the Reinvestment Income (except to the extent previously remitted to the Servicer); (C) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09(a) of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from any Defaulted Lease Contracts; (D) any amounts received from Customers to pay the taxes described in Section
        3.07 of the Servicing Agreement, to the extent deposited in the Collection

        Account; (E) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer Advance; and (F) the amount necessary to reimburse the Servicer for any Nonrecoverable Advance;

               (ii) to the extent collected, to pay to Noteholders any Breakage Cost for voluntarily terminated Lease Contracts;

              (iii) to pay to the Indenture Trustee the Trustee Fee (and, following an Event of Default, any expenses of the Indenture Trustee previously approved by the Bond Insurer) then due;

               (iv) to pay to the Back-up Servicer the Back-up Servicer Fee (and, following an Event of Default, any expenses of the Indenture Trustee previously approved by the Bond Insurer) then due;

                (v) to pay to the Bond Insurer the Bond Insurer Premium then due;

               (vi) to pay the Interest Distribution Amount due on that Payment Date and any overdue interest, to be applied as provided in Section 3.07 hereof;

              (vii) to pay, with respect to each Tranche of Notes Outstanding, an amount equal to the amount, if any, by which the principal balance of the Notes Outstanding of such Tranche exceeds the Tranche Aggregate Implicit Principal Balance;

             (viii) to pay the Principal Distribution Amount then due, to be applied to the payment of Note principal as provided in Section 3.07 hereof;

               (ix) to pay to the Bond Insurer any amounts previously paid by the Bond Insurer under the Policy and not repaid, together with interest thereon in accordance with the Insurance Agreement;

                (x) to deposit into the Cash Collateral Account an amount necessary to bring the balance therein to an amount equal to the Cash Collateral Account Required Balance;

               (xi) to pay to a successor Servicer after a successor Servicer has been appointed pursuant to Section 6.02 of the Servicing Agreement, the Additional Servicer Fee, if any, and to pay any successor Servicer, the Bond Insurer or the Indenture Trustee, any Transition Costs incurred by any successor Servicer, the Bond Insurer (solely pursuant to Section 6.02(d) of the Servicing Agreement) or the Indenture Trustee and not previously reimbursed;

              (xii) on and after the Payment Date following a Trigger Event, apply any remaining funds to the payment of Note principal to the Holders of Notes Outstanding on the basis of the Principal Pro Rata Factor calculated after the payment of principal pursuant to Section 12.02(d)(vii) and 12.02(d)(viii) hereof;

             (xiii) to pay to the Servicer, any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement other than unreimbursed Servicer Advances;

              (xiv) to pay to the Servicer, any unreimbursed Servicer
        Advances;

               (xv) to pay to the Indenture Trustee and the Back-up Servicer, any other amounts due to the Indenture Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

              (xvi) to pay to the Bond Insurer any other amounts owed to the Bond Insurer pursuant to the Insurance Agreement;

             (xvii) to pay to Noteholders any unpaid Breakage Costs; and

            (xviii) to remit any excess funds to or at the direction of the Issuer in accordance with the instructions on the Monthly Servicer's Report.

        The foregoing provisions of paragraph 12.02(d) notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to Section 11.02(o) hereof, remain in the Collection Account until used to redeem such Notes.

        (e) Prior to the Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Advance Payment Account") for the benefit of Noteholders and the Bond Insurer, for the receipt and withdrawal of Advance Payments in accordance with Section 3.03(c) of the Servicing Agreement. The Indenture Trustee shall transfer moneys from the Advance Payment Account to the Collection Account on the applicable Servicer Remittance Date in accordance with Section 3.03(c) of the Servicing Agreement. Moneys in the Advance Payment Account shall be invested in Eligible Investments that mature no later than the relevant Servicer Remittance Date.

        (f) Upon the Issuer's or the Indenture Trustee's obtaining actual knowledge of the occurrence of any Trigger Event, the Issuer or the Indenture Trustee, as the case may be, shall within two Business Days of obtaining such actual knowledge notify the Bond Insurer and the Noteholders of such occurrence.

        Section 12.03. Cash Collateral Account. (a) Prior to the Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Cash Collateral Account") for the benefit of the Noteholders, for the receipt of (i) any Initial Cash Deposit and
(ii) deposits pursuant to Section 12.02(d)(x). Monies received in the Cash Collateral Account will be invested at the written direction of the Issuer in Eligible Investments during the term of the Indenture, and any income or other gain realized from such investment, shall be held by the Indenture Trustee in the Cash Collateral Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with Section 12.03(d).

        (b) Upon Issuer Order all or a portion of the Cash Collateral Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of a Issuer Order, the Indenture Trustee shall invest Funds in the Cash Collateral Account in Eligible Investments described in clause (vii) of the definition thereof. All income or other gain from such investments shall be credited to such Cash Collateral Account and any loss resulting from such investments shall be charged to such Cash Collateral Account; provided, however, that the Issuer shall make or cause to be made on any Servicer Remittance Date a deposit to the Cash Collateral Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Servicer Remittance Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer and the Bond Insurer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Cash Collateral Account as set forth in
Section 12.03(d) hereof, the Indenture Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

        (d) Disbursements from the Cash Collateral Account shall be made, to the extent funds therefor are available, only as follows:

                (i) in the event that the amount in the Collection Account at 10:00 a.m., Minneapolis time on the Servicer Remittance Date immediately preceding any Payment Date (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date) is less than the sum of the amounts required to be paid from the Collection Account on such Payment Date pursuant to clauses (i) through (x) of Section 12.02(d) hereof, the Indenture Trustee shall withdraw funds from the Cash Collateral Account on or prior to 4:00 p.m. New York time on such Servicer Remittance Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

               (ii) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Payment Date the balance in the Cash Collateral Account equals an amount greater than the Cash Collateral Account Required Balance (after giving effect to the distributions listed in Section 12.02(d)(i) through (x) hereof on such Payment Date), the Indenture Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral Account after such withdrawal will equal the Cash Collateral Account Required Balance, and deposit such funds into the Collection Account; and

              (iii) in the event that on any Payment Date a Trigger Event has occurred, the indenture Trustee shall withdraw all funds from the Cash Collateral Account and deposit such funds into the Collection Account for disbursement in accordance with the provisions of Section 12.02(d) hereof.

        Section 12.04. Reports by Indenture Trustee to the Bond Insurer and Noteholders.

        (a) On each Payment Date the Indenture Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer and the Bond Insurer of all such payments. The Indenture Trustee may satisfy its obligations under this Section
12.04 by delivering the Monthly Servicer's Report to each such Holder of the Notes, the Bond Insurer and the Issuer. On or before the 15th day prior to the Final Payment Date the Indenture Trustee shall provide notice to the Holders of the Notes of the Final Payment Date for the Notes. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

        (b) The Indenture Trustee shall, on a monthly basis, beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause (vi) of the definition of Eligible Investments and shall promptly notify the Noteholders and the Bond Insurer if any such credit rating has been lowered.

        (c) At least annually, the Indenture Trustee shall distribute to the Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders and received in accordance with the next sentence. The Servicer shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders and such other information with respect to the related Notes as the Trustee may need in order to fulfill its obligations hereunder.

                                  ARTICLE XIII

                        PROVISIONS OF GENERAL APPLICATION

        Section 13.01. General Provisions. All of the provisions of this Article shall apply to this Indenture.

        Section 13.02. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.02.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

        (c) The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration
of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 13.03. Notices, etc., to Indenture Trustee, the Bond Insurer, Issuer and Servicer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

                (a) to the Indenture Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department; or

                (b) to the Bond Insurer at 113 King Street, Armonk, New York 10504, Attention: Structured Surveillance to Insured Portfolio Management - Structured Finance (IPM-SF), or at any other address previously furnished in writing by the Bond Insurer to the Indenture Trustee, the Noteholders, the Servicer, the Back-up Servicer and the Issuer provided, however, that notices to the Bond Insurer pursuant to
        Section 4.01(c) hereof shall be directed to Attention: Structured Finance Department, Derrin Culp; or

                (c) to the Issuer at 6416 16th Street East, Tacoma, Washington 98424, or at any other address previously furnished in writing to the Indenture Trustee, the Bond Insurer, the Noteholders, the Back-up Servicer and the Servicer address previously by the Issuer; or

                (d) to the Servicer at 6416 16th Street East, Tacoma, Washington 98424, or at any other address previously furnished in writing to the Indenture Trustee, the Bond Insurer, the Noteholders and the Issuer; or

                (e) to each of (i) S&P, 26 Broadway, New York, NY 10004,
        Attention: Asset Backed Surveillance Group, and (ii) Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Surveillance Group; or

                (f) to the Coordinator, 245 Park Avenue, New York, New York 10167-0037, Attention: Securities Department.

        Section 13.04. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each

Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Section 13.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 13.06. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 13.07. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 13.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes, except that the Bond Insurer is an express third party beneficiary to this Indenture.

        Section 13.09. Legal Holidays. In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal, interest, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

        Section 13.10. Governing Law. This Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        Section 13.11. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 13.12. Corporate Obligation. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith.

        Section 13.13. Compliance Certificates and Opinions. Upon any application, order or request by the Issuer or the Servicer to the Indenture Trustee to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Indenture Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application. or request, no additional certificate need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto,

                (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 13.14. Rating. The Notes shall be assigned on or before the initial Delivery Date a rating of "AAA" by S&P and "Aaa" by Moody's.

        Section 13.15. Bond Insurer Default. If a Bond Insurer Default occurs and is continuing, the Bond Insurer's right to consent hereunder and to direct the Indenture Trustee shall be void and, in such event, in all provisions of this Agreement wherein the Bond Insurer's consent or direction is required or permitted, the consent or direction of the Holders of not less than a majority in principal amount of Outstanding Notes shall be required or permitted.

        IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused the Indenture to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                             NORWEST BANK MINNESOTA, NATIONAL
                                                 ASSOCIATION, Indenture Trustee


                                             By: /s/ AMY BOLONGIE
                                                 ------------------------------
                                                 Name:
                                                Title:


                                             NORWEST BANK MINNESOTA, NATIONAL
                                                 ASSOCIATION, Back-up Servicer


                                             By: /s/ AMY BOLONGIE
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                             T & W FUNDING COMPANY IV, L.L.C.
                                                 Issuer


                                             By: /s/ MICHAEL A. PRICE
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                             T & W LEASING, INC.,
                                                 Servicer


                                             By: /s/ MICHAEL A. PRICE
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A


                            FORM OF INVESTMENT LETTER


                        T & W FUNDING COMPANY IV, L.L.C.
                               LEASE-BACKED NOTES


T & W Funding Company IV, L.L.C.
6416 16th Street East
Tacoma, Washington  98424

Norwest Bank Minnesota, National Association,
  as Trustee
6th Street & Marquette Avenue
Minneapolis, Minnesota  55479-0069

        The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

                1. I ________________________________________, am the chief financial officer, a person fulfilling an equivalent function or other executive officer of the Purchaser.

                2. I am familiar with the provisions of Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Act").

                3. The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.

                4. The Purchaser is aware that the Issuer may rely on the exemption from the registration requirements of the Act provided by Rule 144A.

                5. The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Issuer of the Notes as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.

                [6. The Purchaser is not an ERISA Plan as of the date hereof, and the Purchaser is not acquiring Notes for the account of, or with the assets of, an ERISA Plan. For these purposes, an "ERISA Plan" means on employee benefit plan the investments of which are regulated under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended.]

                [6. The Purchaser is an ERISA Plan as of the date hereof acquiring for the account of, or with the assets of, an ERISA Plan. The Issuer and its affiliates are not however parties in interest with respect to the ERISA Plan making the investment in the Notes. For these purposes, an "ERISA Plan" means an employee benefit plan the investments of which are regulated under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended.]

                7. The Purchaser acknowledges that transfer of a Note can only be effected in accordance with the Indenture.

        The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

        Executed at _____________________, _____________________ this ____ day of _____________________,199___.


---------------------------------              ---------------------------------
Purchaser's Name and Title (Print)             Signature of Purchaser


---------------------------------
Address of Purchaser


---------------------------------
Purchaser's Taxpayer
Identification or Social
Security Number

                                                                       EXHIBIT B


           FORM OF SUPPLEMENT FOR GRANT OF SUBSTITUTE LEASE CONTRACTS


        Pursuant to Section 4.03(e) of the Indenture dated as of ______________, 1995 (the "Indenture") among T & W Funding Company IV, L.L.C. (the "Issuer"), T & W Leasing, Inc. (the "Servicer") and Norwest Bank Minnesota, National Association, as Indenture Trustee and Back-up Servicer, attached hereto is a supplement to Schedule A of the Indenture, which includes information regarding certain Lease Contracts, Lease Receivables and Equipment that is hereby Granted by the Issuer to the Indenture Trustee in accordance with the Indenture. For purposes of this Supplement, all defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in this Indenture.

Dated: __________________


                                             T & W FUNDING COMPANY IV, L.L.C.


                                             By
                                                 Name:
                                                 Title:

                                                                      SCHEDULE A


                    SUPPLEMENT FOR SUBSTITUTE LEASE CONTRACTS

                                                                       EXHIBIT C


                             FORM OF FUNDING REPORT


                                     -118-